Exhibit 99.1


PROSPECTUS

                                     [LOGO]

                        1,000,000,000 Depositary Receipts
                          Semiconductor HOLDRSSM Trust

         The Semiconductor HOLDRSSM trust issues Depositary Receipts called Semiconductor HOLDRSSM representing your undivided beneficial ownership in the U.S.-traded common stock of a group of specified companies that, among other things, develop, manufacture and market integrated circuitry and other products known as semiconductors, which allow for increased speed and functionality in components used in computers and other electronic devices. The Bank of New York is the trustee. You only may acquire, hold or transfer Semiconductor HOLDRS in a round-lot amount of 100 Semiconductor HOLDRS or round-lot multiples. Semiconductor HOLDRS are separate from the underlying deposited common stocks that are represented by the Semiconductor HOLDRS. For a list of the names and the number of shares of the companies that make up a Semiconductor HOLDR, see "Highlights of Semiconductor HOLDRS-The Semiconductor HOLDRS" starting on page
11. The Semiconductor HOLDRSSM trust will issue Semiconductor HOLDRS on a continuous basis.

       Investing in Semiconductor HOLDRS involves significant risks. See "Risk Factors" starting on page 5.

         Semiconductor HOLDRS are neither interests in nor obligations of Merrill Lynch, Pierce, Fenner & Smith Incorporated. Semiconductor HOLDRS are not interests in the Bank of New York, as trustee. Please see "Description of the Depositary Trust Agreement" in this prospectus for a more complete description of the duties and responsibilities of the trustee, including the obligation of the trustee to act without negligence or bad faith.

         The Semiconductor HOLDRS are listed on the American Stock Exchange under the symbol "SMH." On March 6, 2002, the last reported sale price of Semiconductor HOLDRS on the American Stock Exchange was $47.68.

                                ----------------

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                ----------------

                The date of this prospectus is March 12, 2002.

"HOLDRS" and "HOLding Company Depositary ReceiptS" are service marks of Merrill Lynch & Co., Inc.


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                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

Summary........................................................................4
Risk Factors...................................................................5
Highlights of Semiconductor HOLDRS............................................11
The Trust.....................................................................18
Description of Semiconductor HOLDRS...........................................18
Description of The Underlying Securities......................................19
Description of The Depositary Trust Agreement.................................21
United States Federal Income Tax Consequences.................................25
Erisa Considerations..........................................................28
Plan of Distribution..........................................................28
Legal Matters.................................................................29
Where You Can Find More Information...........................................29

                                 ---------------


         This prospectus contains information you should consider when making your investment decision. With respect to information about Semiconductor HOLDRS, you should rely only on the information contained in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell Semiconductor HOLDRS in any jurisdiction where the offer or sale is not permitted.

         The Semiconductor HOLDRS are not registered for public sale outside of the United States. Non-U.S. receipt holders should refer to "United States Federal Income Tax Consequences -- Non-U.S. receipt holders" and we recommend that non-U.S. receipt holders consult their tax advisors regarding U.S. withholding and other taxes which may apply to ownership of the Semiconductor HOLDRS or of the underlying securities through an investment in the Semiconductor HOLDRS.


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                                     SUMMARY

         The Semiconductor HOLDRS trust was formed under the depositary trust agreement, dated as of April 24, 2000 among The Bank of New York, as trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, other depositors and the owners of the Semiconductor HOLDRS. The trust is not a registered investment company under the Investment Company Act of 1940.

         The trust currently holds shares of common stock issued by a group of specified companies that were, at the time of the initial offering, generally considered to be involved in various aspects of the semiconductor business. Companies involved in the semiconductor industry develop, manufacture and market integrated circuitry and other products made from semiconductors, which allow for increased speed and functionality in components for computers and other electronic devices. The number of shares of each company's common stock currently held by the trust with respect to each round-lot of Semiconductor HOLDRS is specified under "Highlights of Semiconductor HOLDRS -- The "Semiconductor HOLDRS." This group of common stocks, and the securities of any company that may be added to Semiconductor HOLDRS, are collectively referred to in this prospectus as the underlying securities. There are currently 20 companies included in Semiconductor HOLDRS, which may change as a result of reconstitution events, distributions of securities by underlying issuers or other events. The Semiconductor HOLDRS are separate from the underlying securities that are represented by the Semiconductor HOLDRS. On March 6, 2002, there were 14,444,300 Semiconductor HOLDRS outstanding.


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                                  RISK FACTORS

         An investment in Semiconductor HOLDRS involves risks similar to investing directly in each of the underlying securities outside of the Semiconductor HOLDRS, including the risks associated with a concentrated investment in semiconductor companies.

General Risk Factors

    o Loss of investment. Because the value of Semiconductor HOLDRS directly relates to the value of the underlying securities, you may lose all or a substantial portion of your investment in the Semiconductor HOLDRS if the underlying securities decline in value.

    o Discount trading price. Semiconductor HOLDRS may trade at a discount to the aggregate value of the underlying securities.

    o Ownership of only fractional shares in the underlying securities. As a result of distributions of securities by companies included in the Semiconductor HOLDRS or other corporate events, such as mergers, a Semiconductor HOLDR may represent an interest in a fractional share of an underlying security. You will only be entitled to voting, distribution and other beneficial ownership rights in the underlying securities in which you own only fractional shares to the extent that the depositary aggregates your fractional shares with the other shares of such underlying securities and passes on beneficial ownership rights, including distribution and voting rights, to you based on your proportional, fractional shares in the underlying securities. In addition, if you surrender your Semiconductor HOLDRS to receive the underlying securities you will receive cash in lieu of your fractional shares. You will not be entitled to any securities if your interest in an underlying security is only a fraction of a share.

    o Not necessarily representative of the semiconductor industry. At the time of the initial offering, the companies included in Semiconductor HOLDRS were generally considered to be involved in various aspects of the semiconductor industry. However, the market price of the underlying securities and the Semiconductor HOLDRS may not necessarily follow the price movements of the entire semiconductor industry. If the underlying securities decline in value, your investment in the Semiconductor HOLDRS will decline in value even if common stock prices of companies involved in the semiconductor industry generally increase in value. In addition, since the time of the initial offering, the companies included in Semiconductor HOLDRS may not be involved in the semiconductor industry. In this case, Semiconductor HOLDRS may not consist of securities issued only by companies in the semiconductor industry.

    o Not necessarily comprised of solely semiconductor companies. As a result of distributions of securities by companies included in the Semiconductor HOLDRS or other corporate events, such as mergers, securities of companies that are not currently included in the Semiconductor HOLDRS and that are not involved in the semiconductor business may be included in the Semiconductor HOLDRS. Pursuant to an amendment to the depositary trust agreement, the securities of a new company will only be distributed from the Semiconductor HOLDRS if the securities have a different Standard & Poor's Corporation sector classification than any of the underlying issuers included in Semiconductor HOLDRS at the time of the distribution or the corporate event or if the securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. As there are only 11 broadly defined sector classifications, the use of Standard & Poor's sector classifications to determine whether a new company will be included in the Semiconductor HOLDRS provides no assurance that each new company included in the Semiconductor HOLDRS will be involved in the semiconductor business. Currently, the underlying securities included in the Semiconductor HOLDRS are represented in the Technology sector. Since each sector classification is defined so broadly, the securities of a new company could have the same sector classification as a company currently included in the Semiconductor HOLDRS, yet not be involved in the semiconductor industry. In addition, the sector classifications of securities included in the Semiconductor HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine sector classifications, or both. Therefore, additional sector classifications may be represented in the Semiconductor HOLDRS which may


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         also result in the inclusion in the Semiconductor HOLDRS of the securities of a new company that is not involved in the semiconductor business.

    o No investigation of underlying securities. The underlying securities initially included in the Semiconductor HOLDRS were selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated based on the market capitalization of issuers and the market liquidity of common stocks in the semiconductor industry, without regard for the value, price performance, volatility or investment merit of the underlying securities. Consequently, the Semiconductor HOLDRS trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and their affiliates have not performed any investigation or review of the selected companies, including the public filings by the companies. Investors and market participants should not conclude that the inclusion of a company is any form of investment recommendation by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or their affiliates.

    o Loss of diversification. As a result of industry developments, reorganizations or market fluctuations affecting issuers of the underlying securities, Semiconductor HOLDRS may not necessarily be a diversified investment in the semiconductor industry. In addition, reconstitution events, distributions of securities by an underlying issuer or other events, which may result in the distribution of securities from, or the inclusion of additional securities in, the Semiconductor HOLDRS, may also reduce diversification. Semiconductor HOLDRS may represent a concentrated investment in one or more of the underlying securities which would reduce investment diversification and increase your exposure to the risks of concentrated investments.

    o Conflicting investment choices. In order to sell one or more of the underlying securities individually, participate in a tender offer relating to one or more of the underlying securities, or participate in any form of stock repurchase program by an issuer of an underlying security, you will be required to cancel your Semiconductor HOLDRS and receive delivery of each of the underlying securities. The cancellation of your Semiconductor HOLDRS will allow you to sell individual underlying securities or to deliver individual underlying securities in a tender offer or any form of stock repurchase program. The cancellation of Semiconductor HOLDRS will involve payment of a cancellation fee to the trustee.

    o Trading halts. Trading in Semiconductor HOLDRS on the American Stock Exchange may be halted if trading in one or more of the underlying securities is halted. Trading in Semiconductor HOLDRS may be halted even if trading continues in some or all of the underlying securities. If trading is halted in Semiconductor HOLDRS, you will not be able to trade Semiconductor HOLDRS and you will only be able to trade the underlying securities if you cancel your Semiconductor HOLDRS and receive each of the underlying securities.

    o Delisting from the American Stock Exchange. If the number of companies whose securities are held in the trust falls below nine, the American Stock Exchange may consider delisting the Semiconductor HOLDRS. If the Semiconductor HOLDRS are delisted by the American Stock Exchange, a termination event will result unless the Semiconductor HOLDRS are listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Semiconductor HOLDRS are delisted. There are currently 20 companies whose securities are included in Semiconductor HOLDRS.

    o Possible conflicts of interest. Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, selected the underlying securities that were originally included in Semiconductor HOLDRS and may face possible conflicts of interest as Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates may engage in investment banking or may provide other services for issuers of the underlying securities in connection with its business.

    o Delays in distributions. The depositary trust agreement provides that the trustee will use its reasonable efforts to distribute any cash or other distributions paid in respect of the underlying securities to you as soon as practicable after receipt of such distribution. However, you may receive such cash or other distributions later than you would if you owned the underlying securities outside of the Semiconductor


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         HOLDRS. In addition, you will not be entitled to any interest on any distribution by reason of any delay in distribution by the depositary.

Risk Factors Specific to Companies Involved in the Semiconductor Business

    o The stock prices of companies in the semiconductor industry have been and will likely continue to be extremely volatile, which will directly affect the price volatility of the Semiconductor HOLDRS, and you could lose all or a substantial part of your investment. The trading prices of the common stocks of semiconductor companies have been extremely volatile. Semiconductor companies' stock prices could be subject to wide fluctuations in response to a variety of factors, including the following:

            o     general market fluctuations;

            o actual or anticipated variations in companies' quarterly operating results;

            o announcements of technological innovations or new services by competitors of the companies included in the Semiconductor HOLDRS;

            o announcements by semiconductor companies or their competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments;

            o failure to integrate or realize projected benefits from acquisitions;

            o     manufacturing yields;

            o     changes in government regulations;

            o     fluctuations in quarterly and annual operating results; and

            o     difficulty in obtaining additional financing.

         In addition, the trading prices of semiconductor stocks in general have experienced extreme price and volume fluctuations in recent months. These fluctuations often have been unrelated or disproportionate to the operating performance of these companies. The valuations of many semiconductor stocks are high when measured by conventional valuation standards such as price to earnings and price to sales ratios. Some of the companies do not, or in the future might not, have earnings. As a result, these trading prices may decline substantially and valuations may not be sustained. Any negative change in the public's perception of the prospects of semiconductor companies, generally, could depress the stock prices of a semiconductor company regardless of semiconductor companies' results. Other broad market and industry factors may decrease the stock price of semiconductor stocks, regardless of their operating results. Market fluctuations, as well as general political and economic conditions such as recession, war or interest rate or currency rate fluctuations, also may decrease the market price of semiconductor stocks. For example, there can be no assurance that the terrorist attacks of September 11, 2001 on the United States or any future terrorist attacks or other acts of war will not have a negative effect on the market price of semiconductor stocks.

         As a result of fluctuations in the trading prices of the companies included in the Semiconductor HOLDRS, the trading price of Semiconductor HOLDRS has fluctuated significantly. The initial offering price of Semiconductor HOLDR, on May 4, 2000, was $93.32 and during 2001 the price of a Semiconductor HOLDR reached a high of $59.71 and a low of $28.18.

    o Companies whose common stocks are included in the Semiconductor HOLDRS may need additional financing, which may be difficult to obtain. Failure to obtain necessary financing or doing so on unattractive terms could adversely affect development and marketing efforts and other operations of companies whose common stocks are included in the Semiconductor HOLDRS. Companies whose


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         Common stocks are included in the Semiconductor HOLDRS may need to raise additional capital in order to fund the continued development and marketing of their products or to fund strategic acquisitions or investments. Their ability to obtain additional financing will depend on a number of factors, including market conditions, operating performance and investor interest. These factors may make the timing, amount, terms and conditions of any financing unattractive. If adequate funds are not available or are not available on acceptable terms, companies whose common stocks are included in the Semiconductor HOLDRS may have to forego strategic acquisitions or investments, reduce or defer their development activities, delay their introduction of new products and services or reduce or terminate their operations generally. Any of these actions may reduce the market price of stocks in the semiconductor business.

    o Reduced demand for end-user products, underutilization of manufacturing capacity, and other factors could adversely impact the operating results of companies whose common stocks are included in the Semiconductor HOLDRS. During the 1990s and continuing into 2000, the semiconductor industry enjoyed unprecedented growth, benefiting from the rapid expansion of the Internet and other computing and communications technologies. Recently, many of the companies whose common stocks are included in the Semiconductor HOLDRS were adversely affected by a general economic slowdown and an abrupt decline in demand for many of the end-user products that incorporate their semiconductor devices. The terrorist attacks of September 11, 2001 may further depress economic activity and demand for end-user products. There can be no assurance that this reduction in demand for end-user products will not continue in the future.

    o Many semiconductor companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products, and failure to do so could have a material adverse effect on their business, results of operations and financial condition. The ability to maintain or increase market share depends on timely introduction and market acceptance of new products offered by semiconductor companies. The equipment manufacturing, data communications and storage, and telecommunications markets which semiconductor companies serve are characterized by rapidly changing technology, evolving industry standards and practices, frequent new product and service introductions and enhancements, pricing pressure and changing customer demands. It is necessary for semiconductor companies to adapt to rapidly changing technologies, adapt their services to evolving industry standards and to continually improve the price, performance, features and reliability of their products. They must quickly develop, introduce and deliver their products, or incur the risk that their competitors will introduce the same or similar products, or products which could make their products obsolete. In addition, the widespread adoption of new technologies could require substantial expenditures to modify or adapt the existing products offered by many semiconductor companies. New product research and development may be costly and time-consuming.

    o Some of the companies involved in the semiconductor industry are also engaged in other lines of business unrelated to the semiconductor business, and they may experience problems with these lines of business, which could adversely affect their operating results. Some of the companies which comprise the Semiconductor HOLDRS have lines of business that do not relate to the semiconductor business and which may present additional risks not mentioned in this prospectus. The operating results of these semiconductor companies may fluctuate as a result of these additional risks and events in the industries of these other lines of business. Despite a company's possible success in the semiconductor business, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company's business or financial condition.

    o The semiconductor industry is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The semiconductor industry is highly cyclical and has been subject to significant economic downturns at various times. These downturns are typically characterized by diminished product demand, production overcapacity, accelerated decline of average selling prices and reduced revenues. In addition, many semiconductor companies' operating results have been harmed in the past by industry-wide fluctuations in demand for semiconductors, resulting in under-utilization of companies' manufacturing capacity. Semiconductor companies' revenues depend in large part on the continued growth of various electronics industries that use semiconductors, and can fluctuate


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         dramatically depending on the supply and demand balance within the industry. Semiconductor companies' business could be harmed in the future by cyclical conditions in the semiconductor industry or by slower growth in any of the markets for semiconductor products.

    o Many semiconductor companies have created new technologies for the semiconductor industry and currently rely on a limited number of customers as purchasers of their products and services. If new customers do not adopt these technologies for use in their systems, the operating results and financial condition of these semiconductor companies may be adversely affected. In addition, many semiconductor products are marketed to equipment manufacturers who may be reluctant to change suppliers and incorporate different technologies into their products due to the significant costs associated with qualifying a new supplier. As a result, semiconductor companies may experience barriers to future sales opportunities.

    o Many semiconductor companies rely on a single supplier or a limited number of suppliers for the parts and raw materials used in their products, and if quality parts and materials are not delivered by the suppliers on a timely basis, these companies will not be able to manufacture and deliver their products on a timely schedule which could adversely affect their financial condition. Reliance on a single supplier or limited number of suppliers subjects many semiconductor companies to risks of delivery delays, price increases, receipt of non-conforming or poor quality components and inability to obtain long-term supplies of components. Any reduction or interruption in these third parties' supply or manufacturing could adversely affect many semiconductor companies' ability to deliver their products and meet customer needs, especially since many semiconductor companies do not maintain extensive inventories of parts and materials for manufacturing. There can be no assurance that semiconductor companies will not encounter problems with suppliers which may result in harm to their reputation and adversely affect their operations and financial condition.

    o The manufacturing processes are highly complex, costly and potentially vulnerable to impurities and other disruptions that can significantly increase costs and delay product shipments to customers. The manufacturing processes of many semiconductor companies are highly complex, require advanced and costly equipment, and are continuously being modified in an effort to improve yields and product performance. Impurities or other difficulties in the manufacturing process can lower yields, interrupt production and result in loss of customers. As system complexity has increased and technologies have become more advanced, manufacturing tolerances have been reduced and requirements for precision have become even more demanding. There can be no assurance that semiconductor companies will not experience production difficulties that cause delivery delays and quality control problems.

    o The semiconductor industry is very competitive, and a semiconductor company's failure to establish a customer base which uses its technologies would adversely affect its operating results. Semiconductor access services can be based on several different technologies, and the competition among semiconductor companies to convince a provider to select its technology can be intense. The semiconductor market is new and rapidly evolving, and it is likely that competitors will expand their business to produce existing technologies as well as continue to develop new technologies that compete with, or make obsolete, the existing technologies. Failure to accurately identify emerging technological trends and demand for product features and performance characteristics could place a semiconductor company at a severe competitive disadvantage. Many semiconductor companies face significant competition from other companies that have greater market share and financial resources. These companies may be better positioned to finance research and development activities, and they may have greater resources with which to acquire other companies in the industry.

    o Failure to integrate acquisitions could disrupt operations and prevent the realization of intended benefits. Many semiconductor companies are active acquirers of other companies as part of their business plans. There can be no assurance that many semiconductor companies will be able to integrate these acquired companies, which may result in failure to realize expected cost savings, increases in revenue and other projected benefits from such integration. There can be no assurance that these companies will be able to develop the capabilities necessary to exploit newly acquired technologies. There can also be no assurance


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         that these companies will be able to attract and retain qualified personnel from acquired businesses or be successful in integrating such personnel. Furthermore, semiconductor companies may suffer material adverse short and long-term effects on operating results and financial condition as a result of such acquisitions.

    o The international operations of many semiconductor companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Many semiconductor companies have international operations and derive substantial revenue from international sales. The risks of international business that the companies are exposed to include the following:

            o     general economic, social and political conditions;

            o the difficulty of enforcing intellectual property rights, agreements and collecting receivables through certain foreign legal systems;

            o differing tax rates, tariffs, exchange controls or other similar restrictions;

            o     currency fluctuations;

            o changes in, and compliance with, domestic and foreign laws and regulations which impose a range of restrictions on operations, trade practices, foreign trade and international investment decisions; and

            o reduction in the number or capacity of qualified manufacturing subcontractors in international markets.

    o Inability to adequately protect proprietary rights may harm the competitive positions of many semiconductor companies. Many semiconductor companies rely on a combination of copyrights, trademarks, service marks and trade secret law and contractual restrictions to establish and protect proprietary rights in their products and services. There can be no assurance that these companies will be able to protect their intellectual property if they are unable to enforce their rights or if they do not detect unauthorized use of their intellectual property. Furthermore, any steps taken to protect intellectual property may be inadequate, time consuming and expensive. In addition, semiconductor companies may be subject to claims that their products and services infringe the intellectual property rights of others. Patent disputes are possible and can preclude the successful introduction of new products and technologies. Any claim, whether meritorious or not, could be time consuming, result in costly litigation, delay product or service introduction or require semiconductor companies to enter into royalty or licensing agreements.

o Many semiconductor companies are dependent on their ability to continue to attract and retain highly skilled technical and managerial personnel to develop and generate their business. The success of many semiconductor companies is highly dependent on the experience, abilities and continued services of key executive officers and key technical personnel. If these companies lose the services of any of these officers or key technical personnel, their future success could be undermined. Competition for personnel is intense. There is no certainty that any of these semiconductor companies will be able to continue to attract and retain qualified personnel.


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                       HIGHLIGHTS OF SEMICONDUCTOR HOLDRS

         This discussion highlights information regarding Semiconductor HOLDRS. We present certain information more fully in the rest of this prospectus. You should read the entire prospectus carefully before you purchase Semiconductor HOLDRS.

Issuer...........................   Semiconductor HOLDRS Trust.

The trust........................   The Semiconductor HOLDRS Trust was formed
                                    under the depositary trust agreement, dated as of April 24, 2000, among The Bank of New
                                    York, as trustee, Merrill Lynch, Pierce,
                                    Fenner & Smith Incorporated, other
                                    depositors and the owners of the
                                    Semiconductor HOLDRS and was amended on
                                    November 22, 2000. The trust is not a
                                    registered investment company under the
                                    Investment Company Act of 1940.

Initial depositor................   Merrill Lynch, Pierce, Fenner & Smith
                                    Incorporated.

Trustee .........................   The Bank of New York, a New York
                                    state-chartered banking organization, is the trustee and receives compensation as set forth in the depositary trust agreement. The trustee is responsible for receiving deposits of underlying securities and delivering Semiconductor HOLDRS representing the underlying securities issued by the trust. The trustee holds the underlying securities on behalf of the holders of Semiconductor HOLDRS.

Purpose of Semiconductor
HOLDRS...........................   Semiconductor HOLDRS are designed to achieve
                                    the following:

                                    Diversification. Semiconductor HOLDRS are designed to allow you to diversify your investment in the semiconductor industry through a single, exchange-listed instrument representing your undivided beneficial ownership of the underlying securities.

                                    Flexibility. The beneficial owners of
                                    Semiconductor HOLDRS have undivided
                                    beneficial ownership interests in each of the underlying securities represented by the Semiconductor HOLDRS, and can cancel their Semiconductor HOLDRS to receive each of the underlying securities represented by the Semiconductor HOLDRS.

                                    Transaction costs. The expenses associated with buying and selling Semiconductor HOLDRS in the secondary market are expected to be less than separately buying and selling each of the underlying securities in a traditional brokerage account with transaction-based charges.

Trust assets.....................   The trust holds shares of common stock
                                    issued by specified companies that, when initially selected, were involved in the semiconductor business. Except when a reconstitution event, distribution of securities by an underlying issuer or other event occurs, the group of companies will not change. Reconstitution events are described in this prospectus under the heading "Description of the Depositary Trust
                                    Agreement -Distributions" and
                                    "-Reconstitution events." There are
                                    currently 20 companies included in the
                                    Semiconductor HOLDRS.

                                    The trust's assets may increase or decrease as a result of in-kind deposits and withdrawals of the underlying securities during the life of the trust.

The Semiconductor HOLDRS.........   The trust has issued, and may continue to
                                    issue, Semiconductor HOLDRS that represent an undivided beneficial ownership interest in the shares of U.S.-traded common stock that are held by the trust. The
                                    Semiconductor HOLDRS themselves are separate from the underlying securities that are represented by the Semiconductor HOLDRS.

                                    The following chart provides:

                                    o        the names of the 20 issuers of the
                                             underlying securities currently
                                             represented by a Semiconductor
                                             HOLDR,

                                    o        the stock ticker symbols,

                                    o        the share amounts currently
                                             represented by a round-lot of 100
                                             Semiconductor HOLDRS, and

                                    o        the principal U.S. market on which
                                             the shares of common stock of the
                                             selected companies are traded.

                                                                                          Share        Primary Trading
                                      Name of Company                     Ticker         Amounts           Market
                                  ---------------------------------    --------------   ----------    -----------------
                                  Advanced Micro Devices, Inc.              AMD             4               NYSE
                                  Altera Corporation                       ALTR             6              NASDAQ
                                  Amkor Technology, Inc.                   AMKR             2              NASDAQ
                                  Analog Devices, Inc.                      ADI             6               NYSE
                                  Applied Materials, Inc.                  AMAT            13              NASDAQ
                                  Atmel Corporation                        ATML             8              NASDAQ
                                  Broadcom Corporation                     BRCM             2              NASDAQ
                                  Intel Corporation                        INTC            30              NASDAQ
                                  KLA-Tencor Corporation                   KLAC             3              NASDAQ
                                  Linear Technology Corporation            LLTC             5              NASDAQ
                                  LSI Logic Corporation                     LSI             5               NYSE
                                  Maxim Integrated Products, Inc.          MXIM             5              NASDAQ
                                  Micron Technology, Inc.                    MU             9               NYSE
                                  National Semiconductor                    NSM             3               NYSE
                                    Corporation
                                  Novellus Systems, Inc.                   NVLS             2              NASDAQ
                                  SanDisk Corporation                      SNDK             1              NASDAQ
                                  Teradyne, Inc.                            TER             3               NYSE
                                  Texas Instruments, Inc.                   TXN            22               NYSE
                                  Vitesse Semiconductor                    VTSS             3              NASDAQ
                                    Corporation
                                  Xilinx, Inc.                             XLNX             5              NASDAQ


                                    The companies whose securities were included in the Semiconductor HOLDRS at the time Semiconductor HOLDRS were originally issued were generally considered to be among the 20 largest and most liquid companies with U.S.-traded common stock involved in the semiconductor industry, as measured by market capitalization and trading volume on April 17, 2000. The market capitalization of a company is determined by multiplying the price of its common stock by the number of outstanding shares of its common stock.

                                    The trust only will issue and cancel, and you only may obtain, hold, trade or surrender, Semiconductor HOLDRS in a round-lot of 100 Semiconductor HOLDRS and round-lot multiples. The trust will only issue Semiconductor HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Semiconductor HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Semiconductor HOLDRS, the trust may require a minimum of more than one round-lot of 100 Semiconductor HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Semiconductor HOLDRS.

                                    The number of outstanding Semiconductor
                                    HOLDRS will increase and decrease as a
                                    result of in-kind deposits and withdrawals of the underlying securities. The trust will stand ready to issue additional Semiconductor HOLDRS on a continuous basis when an investor deposits the required shares of common stock with the trustee.

Purchases........................   You may acquire Semiconductor HOLDRS in two
                                     ways:

                                    o        through an in-kind deposit of the
                                             required number of shares of common
                                             stock of the underlying issuers
                                             with the trustee, or

                                    o        through a cash purchase in the
                                             secondary trading market.

Issuance and cancellation
fees.............................   If you wish to create Semiconductor HOLDRS
                                    by delivering to the trust the requisite shares of common stock represented by a round-lot of 100 Semiconductor HOLDRS, The
                                    Bank of New York as trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Semiconductor HOLDRS. If you wish to cancel your Semiconductor HOLDRS and withdraw your underlying securities, The
                                    Bank of New York as trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Semiconductor HOLDRS.

Commissions......................   If you choose to deposit underlying
                                    securities in order to receive Semiconductor
                                    HOLDRS, you will be responsible for paying any sales commission associated with your purchase of the underlying securities that is charged by your broker in addition to the issuance fee charged by the trustee described above.

Custody fees.....................   The Bank of New York, as trustee and as
                                    custodian, will charge you a quarterly
                                    custody fee of $2.00 for each round-lot of 100 Semiconductor HOLDRS, to be deducted from any cash dividend or other cash distributions on underlying securities received by the trust. With respect to the aggregate custody fee payable in any calendar year for each Semiconductor HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

Rights relating to
Semiconductor HOLDRS.............   You have the right to withdraw the
                                    underlying securities upon request by
                                    delivering a round-lot or integral multiple of a round-lot of Semiconductor HOLDRS to the trustee, during the trustee's business hours, and paying the cancellation fees, taxes, and other charges. You should receive the underlying securities no later than the business day after the trustee receives a proper notice of cancellation. The trustee will not deliver fractional shares of underlying securities. To the extent that any cancellation of Semiconductor HOLDRS would otherwise require the delivery of a fractional share, the trustee will sell the fractional share in the market and the trust, in turn, will deliver cash in lieu of such fractional share. Except with respect to the right to vote for dissolution of the trust, the Semiconductor HOLDRS themselves will not have voting rights.

Rights relating to the
underlying securities............   Semiconductor HOLDRS represents your
                                    beneficial ownership of the underlying
                                    securities. Owners of Semiconductor HOLDRS have the same rights and privileges as if they owned the underlying securities beneficially outside of Semiconductor
                                    HOLDRS. These include the right to instruct the trustee to vote the underlying securities or you may attend shareholder meetings yourself, the right to receive any dividends and other distributions on the underlying securities that are declared and paid to the trustee by an issuer of an underlying security, the right to pledge
                                    Semiconductor HOLDRS and the right to
                                    surrender Semiconductor HOLDRS to receive the underlying securities. Semiconductor
                                    HOLDRS does not change your beneficial
                                    ownership in the underlying securities under United States federal securities laws, including sections 13(d) and 16(a) of the Exchange Act. As a result, you have the same obligations to file insider trading reports that you would have if you held the underlying securities outside of Semiconductor HOLDRS. However, due to the nature of Semiconductor HOLDRS, you will not be able to participate in any dividend reinvestment program of an issuer of underlying securities unless you cancel your Semiconductor HOLDRS (and pay the applicable fees) and receive all of the underlying securities.

                                    A holder of Semiconductor HOLDRS is not a registered owner of the underlying securities. In order to become a registered owner, a holder of Semiconductor HOLDRS would need to surrender their Semiconductor HOLDRS, pay the applicable fees and expenses, receive all of the underlying securities and follow the procedures established by the issuers of the underlying securities for registering their securities in the name of such holder.

                                    Your retain the right to receive any reports and communications that the issuers of underlying securities are required to send to beneficial owners of their securities. As such, you will receive such reports and communications from the broker through which you hold your Semiconductor HOLDRS in the same manner as if you beneficially owned your underlying securities outside of Semiconductor HOLDRS in "street name" through a brokerage account. The trustee will not attempt to exercise the right to vote that attaches to, or give a proxy with respect to, the underlying securities other than in accordance with your instructions.

                                    The depositary trust agreement entitles you to receive, subject to certain limitations and net of any fees and expenses of the trustee, any distributions of cash (including dividends), securities or property made with respect to the underlying securities. However, any distribution of securities by an issuer of underlying securities will be deposited into the trust and will become part of the underlying securities unless the distributed securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System or the distributed securities have a Standard & Poor's sector classification that is different from the sector classifications represented in the Semiconductor HOLDRS at the time of the distribution. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights may be made available to you, may be disposed of or may lapse.

                                    There may be a delay between the time any cash or other distribution is received by the trustee with respect to the underlying securities and the time such cash or other distributions are distributed to you. In addition, you are not entitled to any interest on any distribution by reason of any delay in distribution by the trustee. If any tax or other governmental charge becomes due with respect to Semiconductor HOLDRS or any underlying securities, you will be responsible for paying that tax or governmental charge.

                                    If you wish to participate in a tender offer for any of the underlying securities, or any form of stock repurchase program by an issuer of an underlying security, you must surrender your Semiconductor HOLDRS (and pay the applicable fees and expenses) and receive all of your underlying securities in exchange for your semiconductor HOLDRS. For specific information about obtaining your underlying securities, you should read the discussion under the caption "Description of the Depositary Trust Agreement withdrawal of underlying securities."

Ownership rights in fractional
shares in the underlying
securities.......................   As a result of distributions of securities
                                    by companies included in the Semiconductor
                                    HOLDRS or other corporate events, such as mergers, a

                                    Semiconductor HOLDR may represent an
                                    interest in a fractional share of an
                                    underlying security. You are entitled to receive distributions proportionate to your fractional shares.

                                    In addition, you are entitled to receive proxy materials and other shareholder communications and you are entitled to exercise voting rights proportionate to your fractional shares. The trustee will aggregate the votes of all of the share fractions represented by Semiconductor HOLDRS and will vote the largest possible number of whole shares. If, after aggregation, there is a fractional remainder, this fraction will be ignored, because the issuer will only recognize whole share votes. For example, if 100,001 Semiconductor HOLDRS are outstanding and each Semiconductor HOLDR represents 1.75 shares of an underlying security, there will be 175,001.75 votes of the underlying security represented by Semiconductor HOLDRS. If 50,000 holders of such Semiconductor HOLDRS vote their underlying securities "yes" and 50,001 vote "no", there will be 87,500 affirmative votes and 87,501.75 negative votes. The trustee will ignore the .75 negative votes and will deliver to the issuer 87,500 affirmative votes and 87,501 negative votes.

Reconstitution events............   The depositary trust agreement provides for
                                    the automatic distribution of underlying securities from the Semiconductor HOLDRS to you in the following four circumstances:

                                    A.     If an issuer of underlying
                                           securities no longer has a class of
                                           common stock registered under section
                                           12 of the Securities Exchange Act of
                                           1934, then its securities will no
                                           longer be an underlying security and
                                           the trustee will distribute the
                                           shares of that company to the owners
                                           of the Semiconductor HOLDRS.

                                    B.     If the SEC finds that an issuer of
                                           underlying securities should be
                                           registered as an investment company
                                           under the Investment Company Act of
                                           1940, and the trustee has actual
                                           knowledge of the SEC finding, then
                                           the trustee will distribute the
                                           shares of that company to the owners
                                           of the Semiconductor HOLDRS.

                                    C.     If the underlying securities of an
                                           issuer cease to be outstanding as a
                                           result of a merger, consolidation,
                                           corporate combination or other
                                           event, the trustee will distribute
                                           the consideration paid by and
                                           received from the acquiring company
                                           or the securities received in
                                           exchange for the securities of the
                                           underlying issuer whose securities
                                           cease to be outstanding to the
                                           beneficial owners of Semiconductor
                                           HOLDRS, only if the Standard &
                                           Poor's sector classification of the
                                           securities received as consideration
                                           is different from the sector
                                           classifications represented in the
                                           Semiconductor HOLDRS at the time of
                                           the distribution or exchange or if
                                           the securities received are not
                                           listed for trading on a U.S.
                                           national securities exchange or
                                           through the Nasdaq National Market
                                           System. In any other case, the
                                           additional securities received will
                                           be deposited into the trust.

                                    D.     If an issuer's underlying securities
                                           are delisted from trading on a U.S.
                                           national securities exchange or
                                           through the Nasdaq National Market
                                           System and are not listed for
                                           trading on another U.S. national
                                           securities exchange or through the
                                           Nasdaq National Market System within
                                           five business days from the date the
                                           securities are delisted.

                                    To the extent a distribution of underlying securities from the Semiconductor HOLDRS is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

                                    In addition, securities of a new company will be added to the Semiconductor

                                    HOLDRS as a result of a distribution of
                                    securities by an underlying issuer, where a corporate event occurs, or where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received (1) have a Standard & Poor's sector classification that is different from the sector classification of any other security then included in the Semiconductor HOLDRS or (2) are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System.

                                    It is anticipated, as a result of the
                                    broadly defined Standard & Poor's sector classifications, that most distributions or exchanges of securities will result in the inclusion of new securities in the Semiconductor HOLDRS. The trustee will review publicly available information that identifies the Standard & Poor's sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Semiconductor HOLDRS will be distributed from the Semiconductor HOLDRS to you.

Standard & Poor's sector
classifications..................   Standard & Poor's Corporation is an
                                    independent source of market information that, among other things, classifies the securities of public companies into various sector classifications based on its own criteria. There are 11 Standard & Poor's sector classifications and each class of publicly traded securities of a company are each given only one sector classification.
                                    The securities included in the Semiconductor
                                    HOLDRS are currently represented in the
                                    Technology sector. The Standard & Poor's sector classifications of the securities included in the Semiconductor HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine sector classifications, or both.

Termination events...............   A.     The Semiconductor HOLDRS are
                                           delisted from the American Stock
                                           Exchange and are not listed for
                                           trading on another U.S. national
                                           securities exchange or through the
                                           Nasdaq National Market System within
                                           five business days from the date the
                                           Semiconductor HOLDRS are delisted.

                                    B.     The trustee resigns and no successor
                                           trustee is appointed within 60 days
                                           from the date the trustee provides
                                           notice to Merrill Lynch, Pierce,
                                           Fenner & Smith Incorporated, as
                                           initial depositor, of its intent to
                                           resign.

                                    C.     75% of beneficial owners of
                                           outstanding Semiconductor HOLDRS
                                           vote to dissolve and liquidate the
                                           trust.

                                    If a termination event occurs, the trustee will distribute the underlying securities to you as promptly as practicable after the termination event.

                                    Upon termination of the depositary trust agreement and prior to distributing the underlying securities to you, the trustee will charge you a cancellation fee of up to
                                    10.00 per round-lot of 100 Wireless HOLDRS surrendered, along with any taxes or other governmental charges, if any.

United States federal
income tax consequences..........   The United States federal income tax laws
                                    will treat a U.S. holder of Semiconductor
                                    HOLDRS as directly owning the underlying securities. The Semiconductor HOLDRS themselves will not result in any United
                                    States federal tax consequences separate from the tax consequences associated with ownership of the underlying securities.

Listing..........................   The Semiconductor HOLDRS are listed on the
                                    American Stock Exchange under the symbol
                                    "SMH." On March 6, 2002, the last
                                    reported sale price of the Semiconductor
                                    HOLDRS on the American Stock Exchange was
                                    $47.68.

Trading..........................   Investors are only able to acquire, hold,
                                    transfer and surrender a round-lot of 100
                                    Semiconductor HOLDRS. Bid and ask prices, however, are quoted per single Semiconductor
                                    HOLDRS.

Clearance and settlement.........   Semiconductor HOLDRS have been issued in
                                    book-entry form. Semiconductor HOLDRS are evidenced by one or more global certificates that the trustee has deposited with The
                                    Depository Trust Company, referred to as DTC. Transfers within DTC will be in accordance with DTC's usual rules and operating procedures. For further information see "Description of
                                    Semiconductor HOLDRS."

                                    THE TRUST

         General. This discussion highlights information about the Semiconductor HOLDRS Trust. You should read this information about the depositary trust agreement as well as the depositary trust agreement and the amendment to the depository trust agreement before you purchase Semiconductor HOLDRS. The material terms of the depositary trust agreement are described in this prospectus under the heading "Description of the Depositary Trust Agreement."

         The Semiconductor HOLDRS Trust. The trust was formed pursuant to the depositary trust agreement, dated as of April 24, 2000. The depository trust agreement was amended on November 22, 2000. The Bank of New York is the trustee. The Semiconductor HOLDRS Trust is not a registered investment company under the Investment Company Act of 1940.

         The Semiconductor HOLDRS Trust is intended to hold deposited shares for the benefit of owners of Semiconductor HOLDRS. The trustee will perform only administrative and ministerial acts. The property of the trust consists of the underlying securities and all monies or other property, if any, received by the trustee. The trust will terminate on December 31, 2040, or earlier if a termination event occurs.

                       DESCRIPTION OF SEMICONDUCTOR HOLDRS

         The trust has issued Semiconductor HOLDRS under the depositary trust agreement described in this prospectus under the heading "Description of the Depositary Trust Agreement." The trust may issue additional Semiconductor HOLDRS on a continuous basis when an investor deposits the requisite underlying securities with the trustee.

         You may only acquire, hold, trade and surrender Semiconductor HOLDRS in a round-lot of 100 Semiconductor HOLDRS and round-lot multiples. The trust will only issue Semiconductor HOLDRS upon the deposit of the whole shares of underlying securities that are represented by a round-lot of 100 Semiconductor HOLDRS. In the event of a stock split, reverse stock split or other distribution by the issuer of an underlying security that results in a fractional share becoming represented by a round-lot of Semiconductor HOLDRS, the trust may require a minimum of more than one round-lot of 100 Semiconductor HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Semiconductor HOLDRS.

         Semiconductor HOLDRS will represent your individual and undivided beneficial ownership interest in the common stock of the specified underlying securities. The companies selected as part of this receipt program are listed above in the section entitled "Highlights of Semiconductor HOLDRS-The Semiconductor HOLDRS."

         Beneficial owners of Semiconductor HOLDRS will have the same rights and privileges as they would have if they beneficially owned the underlying securities outside of the trust. These include the right of investors to instruct the trustee to vote the common stock, and to receive dividends and other distributions on the underlying securities, if any are declared and paid to the trustee by an issuer of an underlying security, as well as the right to cancel Semiconductor HOLDRS to receive the underlying securities. See "Description of the Depositary Trust Agreement." Semiconductor HOLDRS are not intended to change your beneficial ownership in the underlying securities under federal securities laws, including sections 13(d) and 16(a) of the Securities Exchange Act of 1934.

         The trust will not publish or otherwise calculate the aggregate value of the underlying securities represented by a receipt. Semiconductor HOLDRS may trade in the secondary market at prices that are lower than the aggregate value of the corresponding underlying securities. If, in such case, an owner of Semiconductor HOLDRS wishes to realize the dollar value of the underlying securities, that owner will have to cancel the Semiconductor HOLDRS. Such cancellation will require payment of fees and expenses as described in "Description of the Depositary Trust Agreement-Withdrawal of underlying securities."

         Semiconductor HOLDRS are evidenced by one or more global certificates that the trustee has deposited with DTC and registered in the name of Cede & Co., as nominee for DTC. Semiconductor HOLDRS are available only in book-entry form. Owners of Semiconductor HOLDRS may hold their Semiconductor HOLDRS through DTC, if they are participants in DTC, or indirectly through entities that are participants in DTC.

                    DESCRIPTION OF THE UNDERLYING SECURITIES

         Selection criteria. The underlying securities are the common stocks of a group of specified companies that, at the time of selection, were involved in various aspects of the semiconductor industry and whose common stock is registered under section 12 of the Exchange Act. The issuers of the underlying securities were, at the time of selection, among the largest capitalized and most liquid companies involved in the semiconductor business as measured by market capitalization and trading volume.

         The Semiconductor HOLDRS may no longer consist of securities issued by companies involved in the semiconductor business. Merrill Lynch, Pierce, Fenner & Smith Incorporated will determine, in its sole discretion, whether the issuer of a particular underlying security remains in the semiconductor business and will undertake to make adequate disclosure when necessary.

         Underlying securities. For a list of the underlying securities represented by Semiconductor HOLDRS, please refer to "Highlights of Semiconductor HOLDRS-The Semiconductor HOLDRS." If the underlying securities change because of a reconstitution event, a distribution of securities by an underlying issuer or other event, a revised list of underlying securities will be set forth in a prospectus supplement and filed with the SEC on a periodic basis.

         No investigation. The trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or any affiliate of these entities, have not performed any investigation or review of the selected companies, including the public filings by the companies. Accordingly, before you acquire Semiconductor HOLDRS, you should consider publicly available financial and other information about the issuers of the underlying securities. See "Risk Factors" and "Where You Can Find More Information." Investors and market participants should not conclude that the inclusion of a company in the list is any form of investment recommendation of that company by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Inc. or any of their affiliates.

         General background and historical information. For a brief description of the business of each of the issuers of the underlying securities and monthly pricing information showing the historical performance of each underlying issuer's securities see "Annex A."

         The following table and graph set forth the composite performance of all of the 20 underlying securities currently represented by a single Semiconductor HOLDR, measured at the close of the business day, on May 1, 1998, the first date when all of the underlying securities were publicly traded, and thereafter as of the end of each month through February 2002. The performance table and graph data are adjusted for any splits that may have occurred over the measurement period. Past movements of the underlying securities are not necessarily indicative of future values.

1998                  Price      1999                  Price     2000               Price    2001             Price
----                  -----      ----                  -----     ----               -----    ----             -----
May 1                 22.64      January 29            35.10     January 31         66.11    January 31       59.06
May 29                18.61      February 26           29.80     February 29        91.88    February 28      42.11
June 30               18.68      March 31              31.24     March 31           98.07    March 30         41.69
July 31               19.98      April 30              31.51     April 28           97.01    April 30         51.37
August 31             15.60      May 28                31.57     May 31             86.93    May 31           46.06
September 30          17.95      June 30               39.04     June 30            93.64    June 29          46.89
October 30            21.37      July 30               41.15     July 31            84.36    July 31          46.64
November 30           24.60      August 31             46.03     August 31          98.67    August 31        43.82
December 31           28.42      September 30          44.50     September 29       70.84    September 28     26.69
                                 October 29            48.89     October 31         65.66    October 31       35.77
                                 November 30           52.17     November 30        48.08    November 30      42.69
                                 December 31           59.95     December 29        48.97    December 31      41.84
2002
----
January               45.38
February              40.33


                                    [GRAPH]
                                    -------

                  DESCRIPTION OF THE DEPOSITARY TRUST AGREEMENT

         General. The depositary trust agreement, dated as of April 24, 2000, among Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Bank of New York, as trustee, other depositors and the owners of the Semiconductor HOLDRS, provides that Semiconductor HOLDRS will represent an owner's undivided beneficial ownership interest in the common stock of the underlying companies. The depository trust agreement was amended on November 22, 2000 to modify the reconstitution events, described below.

         The trustee. The Bank of New York serves as trustee for Semiconductor HOLDRS. The Bank of New York, which was founded in 1784, was New York's first bank and is the oldest bank in the country still operating under its original name. The Bank is a state-chartered New York banking corporation and a member of the Federal Reserve System. The Bank conducts a national and international wholesale banking business and a retail banking business in the New York City, New Jersey and Connecticut areas, and provides a comprehensive range of corporate and personal trust, securities processing and investment services.

         Issuance, transfer and surrender of Semiconductor HOLDRS. You may create and cancel Semiconductor HOLDRS only in round-lots of 100 Semiconductor HOLDRS. You may create Semiconductor HOLDRS by delivering to the trustee the requisite underlying securities. The trust will only issue Semiconductor HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Semiconductor HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Semiconductor HOLDRS, the trust may require a minimum of more than one round-lot of 100 Semiconductor HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Semiconductor HOLDRS. Similarly, you must surrender Semiconductor HOLDRS in integral multiples of 100 Semiconductor HOLDRS to withdraw deposited shares from the trust. The trustee will not deliver fractional shares of underlying securities, and to the extent that any cancellation of Semiconductor HOLDRS would otherwise require the delivery of fractional shares, the trust will deliver cash in lieu of such shares. You may request withdrawal of your deposited shares during the trustee's normal business hours. The trustee expects that in most cases it will deliver your deposited shares within one business day of your withdrawal request.

         Voting rights. The trustee will deliver to you proxy soliciting materials provided by issuers of the deposited shares so as to permit you to give the trustee instructions as to how to vote on matters to be considered at any annual or special meetings held by issuers of the underlying securities.

         Under the depositary trust agreement, any beneficial owner of Semiconductor HOLDRS, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated owning Semiconductor HOLDRS for its own proprietary account as principal, will have the right to vote to dissolve and liquidate the trust.

         Distributions. You will be entitled to receive, net of trustee fees, distributions of cash, including dividends, securities or property, if any, made with respect to the underlying securities. The trustee will use its reasonable efforts to ensure that it distributes these distributions as promptly as practicable after the date on which it receives the distribution. Therefore, you may receive your distributions substantially later than you would have had you held the underlying securities directly. Any distributions of securities by an issuer of underlying securities will be deposited into the trust and will become part of the Semiconductor HOLDRS unless the distributed securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System or the distributed securities are of a company with a Standard & Poor's sector classification that is different from the sector classifications of any other company represented in the Semiconductor HOLDRS at the time of the distribution. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights will be made available to you through the trustee, if practicable, and if the rights and the securities that those rights relate to are exempt from registration or are registered under the Securities Act. Otherwise, if practicable, the rights will be disposed of and the proceeds provided to you by the trustee. In all other cases, the rights will lapse.

         You will be obligated to pay any tax or other charge that may become due with respect to Semiconductor HOLDRS. The trustee may deduct the amount of any tax or other governmental charge from a distribution before making payment to you. In addition, the trustee will deduct its quarterly custody fee of $2.00 for each round-lot of 100 Semiconductor HOLDRS from quarterly dividends, if any, paid to the trustee by the issuers of the underlying securities. With respect to the aggregate custody fee payable in any calendar year for each Semiconductor HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

         Record dates. With respect to dividend payments and voting instructions, the trustee expects to fix the trust's record dates as close as possible to the record date fixed by the issuer of the underlying securities.

         Shareholder communications. The trustee promptly will forward to you all shareholder communications that it receives from issuers of the underlying securities.

         Withdrawal of underlying securities. You may surrender your Semiconductor HOLDRS and receive underlying securities during the trustee's normal business hours and upon the payment of applicable fees, taxes or governmental charges, if any. You should receive your underlying securities no later than the business day after the trustee receives your request. If you surrender Semiconductor HOLDRS in order to receive underlying securities, you will pay to the trustee a cancellation fee of up to $10.00 per round-lot of 100 Semiconductor HOLDRS.

         Further issuances of Semiconductor HOLDRS. The depositary trust agreement provides for further issuances of Semiconductor HOLDRS on a continuous basis without your consent.

         Reconstitution events. The depositary trust agreement provides for the automatic distribution of underlying securities from the Semiconductor HOLDRS to you in the following four circumstances:

         A. If an issuer of underlying securities no longer has a class of common stock registered under section 12 of the Securities Exchange Act of 1934, then its securities will no longer be an underlying security and the trustee will distribute the shares of that company to the owners of the Semiconductor HOLDRS.

         B. If the SEC finds that an issuer of underlying securities should be registered as an investment company under the Investment Company Act of 1940, and the trustee has actual knowledge of the SEC finding, then the trustee will distribute the shares of that company to the owners of the Semiconductor HOLDRS.

         C. If the underlying securities of an issuer cease to be outstanding as a result of a merger, consolidation, corporate combination or other event, the trustee will distribute the consideration paid by and received from the acquiring company to the beneficial owners of Semiconductor HOLDRS only if, as provided in the amendment to the depositary trust agreement, the Standard & Poor's sector classification of the securities received as consideration is different from the sector classifications represented in the Semiconductor HOLDRS at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or though the Nasdaq National Market System. In any other case, the additional securities received as consideration will be deposited into the trust.

         D. If an issuer's underlying securities are delisted from trading on a U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date such securities are delisted.

         To the extent a distribution of underlying securities is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

         As provided in the amendment to the depositary trust agreement, securities of a new company will be added to the Semiconductor HOLDRS, as a result of a distribution of securities by an underlying issuer or where an event occurs, such as a merger, where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received
(1) have a Standard & Poor's sector classification that is different from the sector classification of any other security then included in the Semiconductor HOLDRS or (2) are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System.

         It is anticipated, as a result of the broadly defined sector classifications, that most distributions or exchanges of securities will result in the inclusion of new securities in the Semiconductor HOLDRS. The trustee will review the publicly available information that identifies the Standard & Poor's sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Semiconductor HOLDRS will be distributed from the Semiconductor HOLDRS to you.

         Standard & Poor's sector classifications. Standard & Poor's Corporation is an independent source of market information that, among other things, classifies the securities of public companies into various sector classifications based on its own criteria. There are 11 Standard & Poor's sector classifications and each class of publicly traded securities of a company are given only one sector classification. The securities included in the Semiconductor HOLDRS are currently represented in the Technology sector. The Standard & Poor's sector classifications of the securities included in the Semiconductor HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine sector classifications, or both.

         Termination of the trust. The trust will terminate if the trustee resigns and no successor trustee is appointed by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, within 60 days from the date the trustee provides notice to the initial depositor of its intent to resign. Upon termination, the beneficial owners of Semiconductor HOLDRS will surrender their Semiconductor HOLDRS as provided in the depositary trust agreement, including payment of any fees of the trustee or applicable taxes or governmental charges due in connection with delivery to the owners of the underlying securities. The trust also will terminate if Semiconductor HOLDRS are delisted from the American Stock Exchange and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Semiconductor HOLDRS are delisted. Finally, the trust will terminate if 75% of the owners of outstanding Semiconductor HOLDRS other than Merrill Lynch, Pierce, Fenner & Smith Incorporated vote to dissolve and liquidate the trust.

         If a termination event occurs, the trustee will distribute the underlying securities to you as promptly as practicable after the termination event occurs.

         Amendment of the depositary trust agreement. The trustee and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, may amend any provisions of the depositary trust agreement without the consent of any other depositor or any of the owners of the Semiconductor HOLDRS. Promptly after the execution of any amendment to the agreement, the trustee must furnish or cause to be furnished written notification of the substance of the amendment to each owner of Semiconductor HOLDRS. Any amendment that imposes or increases any fees or charges, subject to exceptions, or that otherwise prejudices any substantial existing right of the owners of Semiconductor HOLDRS will not become effective until 30 days after notice of the amendment is given to the owners of Semiconductor HOLDRS.

         Issuance and cancellation fees. If you wish to create Semiconductor HOLDRS by delivering to the trust the requisite underlying securities, the trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Semiconductor HOLDRS. If you wish to cancel your Semiconductor HOLDRS and withdraw your underlying securities, the trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Semiconductor HOLDRS issued. The trustee may negotiate either of these fees depending on the volume, frequency and size of the issuance or cancellation transactions.

         Commissions. If you choose to create Semiconductor HOLDRS you will be responsible for paying any sales commissions associated with your purchase of the underlying securities that is charged by your broker, whether it be Merrill Lynch, Pierce, Fenner & Smith Incorporated or another broker, in addition to the issuance fee described above.

         Custody fees. The Bank of New York, as trustee and as custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100 Semiconductor HOLDRS to be deducted from any dividend payments or other cash distributions on underlying securities received by the trustee. With respect to the aggregate custody fee payable in any calendar year for each Semiconductor HOLDR, the Trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year. The trustee cannot recapture unpaid custody fees from prior years.

         Address of the trustee. The Bank of New York, ADR Department, 101 Barclay Street, New York, New York 10286, temporarily relocated to 1 Wall Street, New York, New York 10286.

         Governing law. The depositary trust agreement and the Semiconductor HOLDRS are governed by the laws of the State of New York. The trustee will provide the depositary trust agreement to any owner of the underlying securities free of charge upon written request.

         Duties and immunities of the trustee. The trustee assumes no responsibility or liability for, and makes no representations as to, the validity or sufficiency, or as to the accuracy of the recitals, if any, set forth in the Semiconductor HOLDRS.

         The trustee has undertaken to perform only those duties as are specifically set forth in the depositary trust agreement. Subject to the preceding sentence, the trustee is liable for its own negligence or misconduct except for good faith errors in judgment so long as the trustee is not negligent in ascertaining the relevant facts.

                  UNITED STATES FEDERAL INCOME TAX CONSEQUENCES
General

         The following is a summary of the U.S. federal income tax consequences relating to the Semiconductor HOLDRS for:

         o        a citizen or resident of the United States;

         o a corporation or partnership created or organized in the United States or under the laws of the United States;

         o an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source;

         o a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust (a "U.S. receipt holder"); and

         o        any person other than a U.S. receipt holder (a "non-U.S.
                  receipt holder").

         This summary is based upon laws, regulations, rulings and decisions currently in effect, all of which are subject to change, possibly on a retroactive basis. The discussion does not deal with all U.S. federal income tax consequences applicable to all categories of investors, some of which may be subject to special rules. In addition, this summary generally is limited to investors who will hold the Semiconductor HOLDRS as "capital assets" (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended. Moreover, this summary does not address Semiconductor HOLDRS held by a foreign partnership or other foreign flow through entities. We recommend that you consult with your own tax advisor.

Taxation of the trust

         The trust will provide for flow through tax consequences as it will be treated as a grantor trust or custodial arrangement for U.S. federal income tax purposes.

Taxation of Semiconductor HOLDRS

         A receipt holder purchasing and owning Semiconductor HOLDRS will be treated, for U.S. federal income tax purposes, as directly owning a proportionate share of the underlying securities represented by Semiconductor HOLDRS. Consequently, if there is a taxable cash distribution on an underlying security, a holder will recognize income with respect to the distribution at the time the distribution is received by the trustee, not at the time that the holder receives the cash distribution from the trustee.

         A receipt holder will determine its initial tax basis in each of the underlying securities by allocating the purchase price for the Semiconductor HOLDRS among the underlying securities based on their relative fair market values at the time of purchase. Similarly, when a holder sells a receipt, it will determine the amount realized with respect to each security by allocating the sales price among the underlying securities based on their relative fair market values at the time of sale. A holder's gain or loss with respect to each security will be computed by subtracting its adjusted basis in the security from the amount realized on the security. With respect to purchases of Semiconductor HOLDRS for cash in the secondary market, a receipt holder's aggregate tax basis in each of the underlying securities will be equal to the purchase price of the Semiconductor HOLDRS. Similarly, with respect to sales of Semiconductor HOLDRS for cash in the secondary market, the amount realized with respect to a sale of Semiconductor HOLDRS will be equal to the aggregate amount realized with respect to each of the underlying securities.

         The distribution of any securities by the trust upon the surrender of Semiconductor HOLDRS, the occurrence of a reconstitution event, or a termination event will not be a taxable event, except to the extent that cash is distributed in lieu of fractional shares. The receipt holder's holding period with respect to the distributed securities will include the period that the holder held the securities through the trust.

Brokerage fees and custodian fees

         The brokerage fee incurred in purchasing a receipt will be treated as part of the cost of the underlying securities. Accordingly, a holder includes this fee in its tax basis in the underlying securities. A holder will allocate the brokerage fee among the underlying securities using either a fair market value allocation or pro rata based on the number of shares of each underlying security. Similarly, the brokerage fee incurred in selling Semiconductor HOLDRS will reduce the amount realized with respect to the underlying securities.

         A holder will be required to include in its income the full amount of dividends paid on the underlying securities, even though the depositary trust agreement provides that the custodian fees will be deducted directly from any dividends paid. These custodian fees will be treated as an expense incurred in connection with a holder's investment in the underlying securities and may be deductible. If a holder is an individual, estate or trust, however, the deduction of its share of custodian fees will be a miscellaneous itemized deduction that may be disallowed in whole or in part.

Special considerations with respect to underlying securities of foreign issuers

         With respect to underlying securities of foreign issuers, the gross amount of any taxable cash distribution will not be eligible for the dividends received deduction generally allowed to corporate U.S. receipt holders.

         If a foreign issuers pays a dividend in a currency other than in U.S. dollars, the amount of the dividend for U.S. federal income tax purposes will be the U.S. dollar value, determined at the spot rate on the date of the payment, regardless of whether the payment is later converted into U.S. dollars. In this case, the U.S. receipt holder may recognize ordinary income or loss as a result of currency fluctuations between the date on which the dividend is paid and the date the dividend amount is converted into U.S. dollars.

         Subject to certain conditions and limitations, any foreign tax withheld on dividends may be deducted from taxable income or credited against a U.S. receipt holder's U.S. federal income tax liability. The limitation on foreign taxes eligible for the U.S. foreign tax credit is calculated separately with respect to specific classes of income. For this purpose, dividends distributed by a foreign issuer generally will constitute passive income or, in the case of some U.S. holders, financial services income. For purposes of the U.S. foreign tax credit limitation, dividends received by a U.S. receipt holder with respect to an underlying security of a foreign issuer generally will be treated as a foreign source income while any gain or loss recognized from the sale of such security generally will be treated as from sources within the United States. The rules relating to the determination of the foreign tax credit are complex and we recommend that U.S. receipt holders consult their own tax advisors to determine whether and to what extent a credit would be available.

         Dividends and distributions made by a foreign issuer may be subject to a withholding tax. Some foreign issuers have made arrangements through which holders of their American depositary shares can apply for a refund of withheld taxes. It is expected that holders of Semiconductor HOLDRS will be able to use these arrangements to apply for a refund of withheld taxes.

         Additionally, special U.S. federal income tax rules apply to U.S. person owning shares of a passive foreign investment company (a "PFIC"). We do not believe that any of the foreign issuers of the underlying securities is currently a PFIC and do not anticipate that any issuer will become a PFIC in the future, although no assurances can be made that the applicable tax law or other relevant circumstances will not change in a manner which affects the PFIC determination. A foreign corporation generally will be classified as a PFIC for U.S. federal income tax purposes in any taxable year in which, after applying relevant look-through rules, either:

         o        at least 75% of its gross income is "passive income"; or

         o on average at least 50% of the gross value of its assets is attributable to assets that produce "passive income" or are held for the production of passive income.

         Passive income for this purpose generally includes dividends, interest, royalties, rents, and gains from commodities and securities transactions.

         If a corporation were classified as a PFIC, a U.S. receipt holder could be subject to increased tax liability, possibly including an interest charge, upon the sale or other disposition of the Semiconductor HOLDRS or of the underlying securities or upon the receipt of "excess distributions," unless the U.S. receipt holder elected to be taxed currently on its pro rata portion of the corporation's income, whether or not the income was distributed in the form of dividends or otherwise.

Non-U.S. receipt holders

         A non-U.S. receipt holder generally will be subject to U.S. withholding tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty with respect to dividends received on underlying securities of U.S. issuers. However, if that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, it is attributable to a permanent establishment maintained in the United States by the holder, then those dividends will be exempt from withholding tax, provided the holder complies with applicable certification and disclosure requirements.

         A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to dividends received on underlying securities of foreign issuers, unless that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder.

         With respect to dividends of both U.S and foreign issuers, a non-U.S. receipt holder's dividends that are effectively connected with a U.S. trade or business or dividends attributable to a permanent establishment, net of relevant deductions and credits, will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons. In addition to this graduated tax, effectively connected dividends or dividends attributable to a permanent establishment received by a corporate non-U.S. receipt holder may also be subject to a branch profits tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty. Under some circumstances, a non-U.S. receipt holder whose dividends are so effectively connected or attributable shall be entitled to a dividends received deduction equal to 70% or 80% of the amount of the dividend.

         A non-U.S. receipt holder that is eligible for a reduced rate of withholding tax pursuant to a tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the Internal Revenue Service.

         A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to gain recognized upon the sale or other disposition of Semiconductor HOLDRS or of the underlying securities unless:

         o that gain is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treat applies, is attributable to a permanent establishment maintained in the United States by the holder,

         o        in the case of any gain realized by an individual non-U.S.
                  receipt holder, the holder is present in the United States for 183 days or more in the taxable year of the sale or other disposition and certain other conditions are met, or

         o the underlying securities issuer is or has been a U.S. real property holding corporation for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the disposition or the period during which the non-U.S. receipt holder held the common stock of such issuer and (a) the common stock is not considered to be "regularly traded on an established securities market" or

                  (b) the non-U.S. receipt holder owned, actually or constructively, at any time during the shorter of the periods described above, more than 5% of the common stock of such issuer.

         Effectively connected or attributable gains generally will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons, and may, in the case of a corporate non-U.S. receipt holder, also be subject to the branch profits tax. We recommend that non-U.S. receipt holders consult their own tax advisors to determine whether any applicable tax treaties provide for different rules.

         Information returns will be filed with the Internal Revenue Service in connection with dividend payments made with respect to the underlying securities, or the proceeds of the sale or other disposition of the receipts (or the underlying securities). If you are a non-corporate U.S receipt holder, you will be subject to U.S. backup withholding tax at a rate of up to 30.5% on these payments unless you provide your taxpayer identification number to the paying agent and comply with certain certification procedures. If you are a non-U.S. receipt holder, you may have to comply with certification procedures to establish that you are not a U.S. person in order to avoid the information reporting and backup withholding tax requirements.

         The amount of any backup withholding from a payment to you will be allowed as a credit against your U.S. federal income tax liability and may entitle you to a refund, provided that the required information is furnished to the Internal Revenue Service.

         The preceding discussion does not address all aspects of U.S. federal income taxation that may be relevant in light of a non-U.S. receipt holder's or an issuer's particular facts and circumstances. We recommend that investors consult their own tax advisors.

                              ERISA CONSIDERATIONS

         Any plan fiduciary which proposes to have a plan acquire Semiconductor HOLDRS should consult with its counsel with respect to the potential applicability of ERISA and the Internal Revenue Code to this investment and whether any exemption would be applicable and determine on its own whether all conditions have been satisfied. Moreover, each plan fiduciary should determine whether, under the general fiduciary standards of investment prudence and diversification, an acquisition of Semiconductor HOLDRS is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio.

                              PLAN OF DISTRIBUTION

         In accordance with the depositary trust agreement, the trust issued Semiconductor HOLDRS to Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch, Pierce, Fenner & Smith Incorporated has deposited the underlying securities to receive Semiconductor HOLDRS. The trust delivered the initial distribution of Semiconductor HOLDRS against deposit of the underlying securities in New York, New York on approximately May 9, 2000.

         Investors who purchase Semiconductor HOLDRS through a fee-based brokerage account will pay fees charged by the brokerage account. We recommend that investors review the terms of their brokerage accounts for details on applicable charges.

         Merrill Lynch, Pierce, Fenner & Smith Incorporated has from time to time provided investment banking and other financial services to certain of the issuers of the underlying securities and expects in the future to provide these services, for which it has received and will receive customary fees and commissions. It also may have served as counterparty in other transactions with certain of the issuers of the underlying securities.

         Merrill Lynch, Pierce, Fenner & Smith Incorporated has used, and may continue to use this prospectus, as updated from time to time, in connection with offers and sales related to market-making transactions in the Semiconductor HOLDRS. Merrill Lynch, Pierce, Fenner & Smith Incorporated may act as principal or agent in such transactions. Market-making sales will be made at prices related to prevailing market prices at the time of sale.

         Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to indemnify the trustee against certain civil liabilities related to acts performed or not performed by the trustee in accordance with the depositary trust agreement or periodic reports filed or not filed with the SEC with respect to the Semiconductor HOLDRS. Should a court determine not to enforce the indemnification provision, Merrill Lynch, Pierce, Fenner & Smith Incorporated also has agreed to contribute to payments the trustee may be required to make with respect to such liabilities.

                                  LEGAL MATTERS

         Legal matters, including the validity of the Semiconductor HOLDRS were passed upon for Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial depositor and the underwriter in connection with the initial offering of Semiconductor HOLDRS, by Shearman & Sterling, New York, New York. Shearman & Sterling, as special U.S. tax counsel to the trust, also will render an opinion regarding the material U.S. federal income tax consequences relating to the Semiconductor HOLDRS.

                       WHERE YOU CAN FIND MORE INFORMATION

         Merrill Lynch, Pierce, Fenner & Smith Incorporated has filed a registration statement on Form S-1 with the SEC covering the Semiconductor HOLDRS. While this prospectus is a part of the registration statement, it does not contain all the exhibits filed as part of the registration statement. You should consider reviewing the full text of those exhibits.

         The registration statement is available over the Internet at the SEC's Web site at http://www.sec.gov. You also may read and copy the registration statement at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for more information on the public reference rooms and their copy charges. Merrill Lynch, Pierce, Fenner & Smith Incorporated will not file any reports pursuant to the Exchange Act. The trust will file modified reports pursuant to the Exchange Act.

         Because the common stock of the issuers of the underlying securities is registered under the Exchange Act, the issuers of the underlying securities are required to file periodically financial and other information specified by the SEC. For more information about the issuers of the underlying securities, information provided to or filed with the SEC by the issuers of the underlying securities with respect to their registered securities can be inspected at the SEC's public reference facilities or accessed through the SEC's Web site referenced above. In addition, information regarding the issuers of the underlying securities may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated information.

         The trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Inc. and their affiliates are not affiliated with the issuers of the underlying securities, and the issuers of the underlying securities have no obligations with respect to Semiconductor HOLDRS. This prospectus relates only to Semiconductor HOLDRS and does not relate to the common stock or other securities of the issuers of the underlying securities. The information in this prospectus regarding the issuers of the underlying securities has been derived from the publicly available documents described in the preceding paragraph. We have not participated in the preparation of these documents or made any due diligence inquiries with respect to the issuers of the underlying securities in connection with Semiconductor HOLDRS. We make no representation that these publicly available documents or any other publicly available information regarding the issuers of the underlying securities are accurate or complete. Furthermore, we cannot assure you that all events occurring prior to the date of this prospectus, including events that would affect the accuracy or completeness of the publicly available documents described in the preceding paragraph, that would affect the trading price of the common stock of the issuers of the underlying securities, and therefore the offering and trading prices of the Semiconductor HOLDRS, have been publicly disclosed.

                                     ANNEX A

         This annex forms an integral part of the prospectus.

         The following tables provide a brief description of the business of each of the issuers of the underlying securities and set forth the split-adjusted closing market prices, as reported on the applicable primary U.S. trading market, of each of the underlying securities in each month during 1997, 1998, 1999, 2000, 2001 and 2002. As a result of the conversion to decimal reporting of trading prices by the markets on which the underlying securities trade, all market prices beginning from January 2001 provided in the following tables are given in decimal form. All historical market prices provided in fractions in excess of one dollar are rounded to the nearest one sixty-fourth of a dollar. A table outlining the primary U.S. stock market on which the securities of the issuers are listed can be found on page 12. An asterisk (*) denotes that no shares of the issuer were trading on a U.S. stock market during that month. The historical prices of the underlying securities should not be taken as an indication of future performance.

                       ADVANCED MICRO DEVICES, INC. (AMD)

         Advanced Micro Devices, Inc. is a supplier of integrated circuits for the personal and networked computer and communications markets. AMD provides Windows-compatible data processors, memory devices, and communications and networking products that enhance the power and utility of personal computers as information-processing and communications tools. AMD's integrated circuits are used in product applications such as telecommunications equipment, data and network communications equipment, consumer electronics, personal computers, workstations and servers. AMD markets and sells its products through its own direct sales force and through third-party distributors and independent representatives. AMD has manufacturing facilities in the United States, Europe and Asia.


             Closing              Closing              Closing               Closing              Closing            Closing
   1997      Price       1998     Price       1999     Price       2000      Price      2001      Price     2002     Price
----------   -------   --------   -------   --------   --------  --------    -------   -------    -------  -------   -------
January      17 9/16   January    10 3/32   January    11 15/32  January          18   January      24.60  January     16.05
February          18   February    11 3/4   February    8 15/16  February     19 3/4   February     21.50  February    13.50
March         20 3/4   March     14 17/32   March         7 3/4  March        29 1/2   March        26.54
April         21 1/4   April       13 7/8   April         8 1/4  April        43 3/4   April        31.00
May               20   May        9 25/32   May           9 1/4  May          40 7/8   May          28.25
June        17 15/16   June       8 17/32   June         9 1/32  June         38 5/8   June         28.90
July         17 9/16   July         8 5/8   July        8 11/16  July             36   July         18.26
August      18 13/16   August       6 1/2   August     10 11/32  August       37 1/2   August       13.55
September    16 9/32   September   9 9/32   September   8 19/32  September        24   September     8.15
October       11 1/2   October    11 9/32   October     9 29/32  October      22 5/8   October       9.84
November    10 29/32   November  13 27/32   November     14 1/8  November     15 1/4   November     13.56
December       8 7/8   December    14 1/2   December   14 15/32  December   13 13/16   December     15.86


         The closing price on March 6, 2002 was $15.46.

                            ALTERA CORPORATION (ALTR)

         Altera Corporation designs, manufactures and markets semiconductor integrated circuits that can be programmed from its customers' personal computers. Altera on-site programmability is intended to provide quicker design cycles for customer's products to allow for increased flexibility and faster time-to-market. Altera's products are used in the telecommunications, data communications and electronic data processing industries, and in industrial applications. Altera markets and sells its products through its own direct sales force, sales representatives and distributors.


             Closing              Closing              Closing               Closing              Closing            Closing
   1997      Price       1998     Price       1999     Price       2000      Price      2001      Price     2002     Price
----------   -------   --------   -------   --------   --------  --------    -------   -------    -------  -------   -------
January     10 13/16   January     8 9/16   January    15 23/32  January      32 7/8   January      30.25  January     25.12
February    11 11/32   February  10 25/32   February    12 5/32  February     39 7/8   February     23.13  February    19.07
March         10 3/4   March       9 7/16   March        14 7/8  March        44 5/8   March        21.44
April       12 25/64   April       10 1/8   April       18 1/16  April        51 1/8   April        25.29
May           13 1/4   May        8 13/32   May        17 13/32  May        42 15/16   May             24
June          12 5/8   June       7 25/64   June       18 13/32  June       50 31/32   June            29
July         15 3/32   July         9 1/8   July         18 1/8  July        49 3/32   July         30.06
August       13 5/16   August      7 9/32   August      21 1/16  August     64 13/16   August       28.40
September   12 13/16   September  9 25/32   September  21 11/16  September    47 3/4   September    16.38
October      11 3/32   October   10 13/32   October     24 5/16  October    40 15/16   October      20.20
November    11 45/64   November  12 17/64   November   26 15/16  November   23 15/16   November     22.76
December      8 9/32   December   15 7/32   December   24 25/32  December    26 5/16   December     21.22


         The closing price on March 6, 2002 was $22.59.


                          AMKOR TECHNOLOGY, INC. (AMKR)

         Amkor Technology, Inc. researches, develops and provides semiconductor assembly and testing services, which are designed to prepare semiconductor devices for commercial use. Amkor also provides testing and related services to verify operating standards for finished semiconductor devices. Amkor also markets semiconductor fabrication services. Amkor markets and sells its services through its own direct sales force.


             Closing              Closing              Closing               Closing              Closing            Closing
   1997      Price       1998     Price       1999     Price       2000      Price      2001      Price     2002     Price
----------   -------   --------   -------   --------   --------  --------    -------   -------    -------  -------   -------
January            *   January          *   January     11 9/16  January      31 3/4   January      22.75  January     18.03
February           *   February         *   February     10 1/2  February   51 15/16   February     16.31  Febraury    13.88
March              *   March            *   March         7 7/8  March       53 1/16   March        16.31
April              *   April            *   April         9 3/4  April       61 3/16   April        21.75
May                *   May         10 3/8   May           9 1/4  May          44 3/4   May          19.53
June               *   June       9 11/32   June         10 1/4  June        35 5/16   June         22.10
July               *   July       7 13/32   July         15 3/8  July         27 1/2   July         18.20
August             *   August       4 5/8   August       17 5/8  August       34 1/8   August       16.38
September          *   September    4 7/8   September    16 1/8  September    26 1/8   September    10.52
October            *   October      4 7/8   October     20 3/16  October      22 1/2   October      12.45
November           *   November    6 5/16   November         27  November   15 15/16   November     15.57
December           *   December  10 13/16   December     28 1/4  December   15 33/64   December     16.03


         The closing price on March 6, 2002 was $19.28.

                           ANALOG DEVICES, INC. (ADI)

        Analog Devices, Inc. designs, manufactures and markets precision high-performance integrated circuits used in analog and digital signal processing. Analog Devices' products are incorporated by original equipment manufacturers for use in their own products in such fields as communications, computer, industrial, instrumentation, military/aerospace, automotive and high-performance consumer electronics applications. Analog Devices markets and sells its products through its own direct sales force, third-party distributors and independent sales representatives.


             Closing              Closing              Closing               Closing              Closing            Closing
   1997      Price       1998     Price       1999     Price       2000      Price      2001      Price     2002     Price
----------   -------   --------   -------   --------   --------  --------    -------   -------    -------  -------   -------
January       14 1/2   January     14 3/4   January      14 7/8  January      46 3/4   January      62.60  January     43.80
February      11 5/8   February   16 5/32   February   12 17/32  February     78 5/8   February     37.30  Febraury    37.21
March         11 1/4   March       16 5/8   March        14 7/8  March        80 1/2   March        36.24
April         13 3/8   April     19 15/32   April       17 9/16  April      76 13/16   April        47.31
May           13 1/4   May       12 11/32   May         19 7/32  May              77   May          44.55
June         13 9/32   June       12 9/32   June        25 3/32  June             76   June         43.25
July          15 3/4   July        10 3/4   July        21 9/16  July         66 5/8   July            46
August       16 9/16   August      7 1/32   August       25 3/4  August          100   August       47.87
September   16 15/16   September   8 1/32   September    25 5/8  September    82 3/4   September    32.70
October      15 9/32   October    9 15/16   October    26 19/32  October          65   October         38
November    15 11/16   November   10 7/32   November     28 3/4  November     49 5/8   November     42.50
December    13 27/32   December  15 11/16   December     46 1/2  December    51 3/16   December     44.39


        The closing price on March 6, 2002 was $44.72.


                         APPLIED MATERIALS, INC. (AMAT)

         Applied Materials, Inc. develops, manufactures, markets and services semiconductor fabrication equipment and related spare parts for the semiconductor industry. Many of Applied Materials' products are used to build chips, the key component in most advanced electronic products such as computers, telecommunications devices and electronic games. Applied Materials' customers include semiconductor manufacturers and semiconductor integrated circuit or chip manufacturers, who either use Applied Materials' chips in their own products or sell them to other companies. Applied Materials offers inspections and defect reduction solutions that allow chipmakers to achieve faster time-to-market for their products. Applied Materials markets and sells its products through its own direct sales force.


             Closing              Closing              Closing               Closing              Closing            Closing
   1997      Price       1998     Price       1999     Price       2000      Price      2001      Price     2002     Price
----------   -------   --------   -------   --------   --------  --------    -------   -------    -------  -------   -------
January     12 11/32   January   16 13/32   January    31 19/32  January      68 5/8   January      50.31  January     43.65
February    12 21/32   February  18 13/32   February   27 13/16  February   91 15/32   February     42.25  February    43.47
March       11 19/32   March     17 21/32   March      30 27/32  March        94 1/4   March        43.50
April       13 23/32   April      18 1/16   April      26 13/16  April     101 13/16   April        54.60
May          16 5/16   May             16   May          27 1/2  May          83 1/2   May          49.93
June        17 45/64   June        14 3/4   June       36 15/16  June         90 5/8   June         49.10
July        22 31/32   July        16 3/4   July       35 31/32  July         75 7/8   July         45.86
August      23 19/32   August     12 9/32   August     35 17/32  August      86 5/16   August       43.09
September   23 13/16   September   12 5/8   September  38 27/32  September   59 5/16   September    28.44
October     16 11/16   October   17 11/32   October    44 29/32  October      53 1/8   October      34.11
November      16 1/2   November    19 3/8   November   48 23/32  November    40 7/16   November     39.74
December     15 1/16   December  21 11/32   December   63 11/32  December    38 3/16   December     40.10


         The closing price on March 6, 2002 was $50.54.

                            ATMEL CORPORATION (ATML)

         Atmel Corporation designs, develops, manufactures and markets semiconductor integrated circuits. Atmel's circuits are designed for use in communications, consumer electronics and computing, and storage and imaging markets. Atmel's circuits enhance these products by providing additional features, smaller devices, longer battery life and increased memory capacity. Atmel also develops specialized memory devices that continue to store information even after the power source has been turned off. Atmel markets and sells its products to original equipment manufacturers primarily through manufacturers' representatives and distributors.


             Closing              Closing              Closing               Closing              Closing            Closing
   1997      Price       1998     Price       1999     Price       2000      Price      2001      Price     2002     Price
----------   -------   --------   -------   --------   --------  --------    -------   -------    -------  -------   -------
January     11 19/32   January     4 3/64   January      4 7/16  January    15 17/32   January         17  January      7.70
February     9 11/32   February    4 1/16   February    4 19/64  February     24 3/4   February     10.50  February     7.23
March        5 63/64   March      3 49/64   March       3 51/64  March      25 13/16   March         9.81
April         6 7/32   April       5 3/64   April        4 9/16  April      24 15/32   April        13.89
May           7 3/16   May        3 45/64   May         4 15/16  May         19 3/32   May          11.10
June               7   June       3 13/32   June        6 35/64  June        18 7/16   June         13.49
July         8 17/32   July       2 19/32   July        7 29/64  July       14 31/32   July         10.01
August       8 27/32   August     1 33/64   August      9 53/64  August           20   August        9.59
September     9 7/64   September  2 17/64   September   8 29/64  September   15 3/16   September     6.68
October      6 15/32   October    2 57/64   October     9 21/64  October    14 15/16   October       7.95
November     5 39/64   November    3 1/32   November   11 13/64  November    9 21/32   November      8.25
December     4 41/64   December   3 53/64   December   14 25/32  December     11 5/8   December      7.37



         The closing price on March 6, 2002 was $8.89.


                           BROADCOM CORPORATION (BRCM)

         Broadcom Corporation develops and markets products designed to facilitate high-speed digital data transmission to homes and businesses using existing communications infrastructure. Broadcom designs and develops integrated circuits for several communications markets, including television cable set-top boxes; cable modems for Internet access; high-speed networking for businesses' private networks; home networking; digital broadcast of satellite and free terrestrial television signals; digital subscriber lines; wireless communications; server solutions; and network processing. Broadcom markets and sells its products through its own direct sales force, third-party distributors and representatives.


             Closing              Closing              Closing               Closing              Closing            Closing
   1997      Price       1998     Price       1999     Price       2000      Price      2001      Price     2002     Price
----------   -------   --------   -------   --------   --------  --------    -------   -------    -------  -------   -------
January            *   January          *   January     33 9/32  January   144 21/32   January     109.94  January     42.47
February           *   February         *   February    30 3/32  February    197 3/8   February     49.25  Febraury    30.65
March              *   March            *   March      30 13/16  March       242 7/8   March        28.90
April              *   April           12   April       38 9/16  April       172 3/8   April        41.56
May                *   May       12 25/32   May          47 7/8  May        130 1/16   May          33.26
June               *   June      18 13/32   June        72 9/32  June      218 15/16   June         42.76
July               *   July      15 11/16   July         60 1/4  July        224 1/4   July         43.63
August             *   August    12 13/16   August       64 3/8  August          250   August       32.15
September          *   September   17 3/4   September    54 1/2  September   243 3/4   September    20.30
October            *   October   20 47/64   October    63 29/32  October     222 3/8   October      34.41
November           *   November  22 21/64   November   89 17/32  November     97 1/2   November     43.99
December           *   December   30 3/16   December   136 3/16  December         84   December     40.87


         The closing price on March 6, 2002 was $40.04.

                            INTEL CORPORATION (INTC)

         Intel Corporation designs, manufactures and markets microprocessors, chips, memory products, software, and networking and communications equipment. Intel also produces semiconductor integrated circuits used to process information. Intel markets and sells its products to original equipment manufacturers of computer systems, Internet service providers, businesses and individuals though its own direct sales force.


             Closing              Closing              Closing               Closing              Closing            Closing
   1997      Price       1998     Price       1999     Price       2000      Price      2001      Price     2002     Price
----------   -------   --------   -------   --------   --------  --------    -------   -------    -------  -------   -------
January      20 9/32   January     20 1/4   January    35 15/64  January     9 15/32   January         37  January     35.04
February    17 47/64   February  22 27/64   February   29 63/64  February     56 1/2   February     28.56  February    28.55
March       17 25/64   March     19 33/64   March      29 23/32  March      65 31/32   March        26.31
April        19 9/64   April     20 13/64   April      30 19/32  April      63 13/32   April        30.91
May         18 15/16   May       17 55/64   May        27 1/32   May        62 11/32   May          27.01
June        17 47/64   June      18 17/32   June         29 3/4  June       66 27/32   June         29.25
July        22 61/64   July       21 7/64   July         34 1/2  July         66 3/4   July         29.81
August       23 1/32   August    17 51/64   August      41 3/32  August       74 7/8   August       27.96
September    23 5/64   September  21 7/16   September   37 5/32  September   41 9/16   September    20.44
October       19 1/4   October   22 19/64   October    38 23/32  October          45   October      24.42
November    19 13/32   November  26 29/32   November   38 11/32  November    38 1/16   November     32.66
December     17 9/16   December  29 43/64   December   41 5/32   December    30 1/16   December     31.45



         The closing price on March 6,  2002 was $32.96.


                          KLA-TENCOR CORPORATION (KLAC)

         KLA-Tencor Corporation designs, manufactures and markets the manufacturing and monitoring systems that are used in the production of semiconductors. KLA-Tencor's systems are used to analyze product and process quality at several stages during the semiconductor manufacturing process in order to provide feedback to its customers on any production problems. KLA-Tencor's systems attempt to detect defects at an early stage in order to reduce overall manufacturing costs for its customers. KLA-Tencor markets and sells its products through its own direct sales force and third-party distributors.


             Closing              Closing              Closing               Closing              Closing            Closing
   1997      Price       1998     Price       1999     Price       2000      Price      2001      Price     2002     Price
----------   -------   --------   -------   --------   --------  --------    -------   -------    -------  -------   -------
January      21 5/16   January     18 3/4   January      28 7/8  January      58 5/8   January      45.88  January     57.28
February    20 27/32   February   23 5/64   February   25 29/32  February   77 15/16   February     35.75  February    57.91
March         18 1/4   March       19 1/8   March       24 9/32  March        84 1/4   March        39.38
April         22 1/4   April      20 5/32   April      24 13/16  April        74 7/8   April        54.96
May         23 25/32   May         16 7/8   May          22 3/4  May         49 9/16   May          51.62
June          24 3/8   June      13 27/32   June        32 7/16  June        58 9/16   June         58.47
July         30 9/32   July      14 15/16   July         33 7/8  July         53 1/4   July         54.39
August       35 7/16   August      10 5/8   August     31 13/32  August       65 5/8   August       49.14
September   33 25/32   September 12  7/16   September    32 1/2  September   41 3/16   September    31.58
October     21 31/32   October    18 7/16   October    39 19/32  October    33 13/16   October      40.86
November      19 3/8   November  17  1/32   November    42 9/32  November     27 1/2   November     50.23
December     19 5/16   December  21 11/16   December   55 11/16  December   33 11/16   December     49.56


         The closing price on March 6, 2002 was $66.19.

                      LINEAR TECHNOLOGY CORPORATION (LLTC)

        Linear Technology Corporation designs, manufactures and markets high-performance integrated linear circuits. Linear circuits monitor, simplify and transform analog signals and also regulate the voltage within an electronic system. Applications for Linear Technology products include communications, networking, computers, multimedia, industrial instruments, and military and aerospace systems. Linear Technology products include amplifiers for video and data signals, voltage regulators, and circuits to transfer signals within electronic systems and data converters. Linear Technology markets and sells its products primarily through its own direct sales force, distributors and resellers.


             Closing              Closing              Closing               Closing              Closing            Closing
   1997      Price       1998     Price       1999     Price       2000      Price      2001      Price     2002     Price
----------   -------   --------   -------   --------   --------  --------    -------   -------    -------  -------   -------
January     12  3/16   January    16 9/16   January     25 7/16  January    47 11/32   January      62.63  January     41.37
February    11  9/32   February   18 15/16  February   21 29/32  February   52 15/32   February     39.63  February    36.83
March       11  1/16   March       17 1/4   March        25 5/8  March            55   March        41.06
April       12  9/16   April       20 1/8   April       28 7/16  April        57 1/8   April        48.04
May         12 17/32   May       17 31/64   May          26 1/2  May         59 1/16   May             48
June        12 15/16   June       15 5/64   June         33 5/8  June       63 15/16   June         44.22
July        16 23/32   July      14 61/64   July       30 11/16  July         55 1/4   July         43.58
August      16 25/64   August      11 3/4   August     31 15/32  August     71 15/16   August       41.08
September    17 3/16   September  12  1/2   September  29 25/64  September    64 3/4   September    32.80
October     15 23/32   October  14  29/32   October    34 31/32  October     64 9/16   October      38.80
November    16  3/32   November  17 33/64   November   35 17/32  November    47 5/16   November     41.03
December    14 13/32   December  22 25/64   December   35 25/32  December     46 1/4   December     39.04

         The closing price on March 6, 2002 was $45.82.


                           LSI LOGIC CORPORATION (LSI)

         LSI Logic Corporation designs, develops, manufactures and markets communications chips for data transfer and networking and wireless applications. LSI also provides chips and circuit boards for network computing and supplies storage solutions for networks. LSI's chips are used in wireless broadband networking and set-top-box products. LSI markets and sells its products primarily to original equipment manufacturers through its own direct sales force and through independent sales representatives and distributors.


             Closing              Closing              Closing             Closing              Closing            Closing
   1997      Price       1998     Price       1999     Price       2000    Price      2001      Price     2002     Price
----------   -------   --------   -------   --------   --------  --------  -------   -------    -------  -------   -------
January       17 3/8   January         12   January    13 31/32  January    40 3/4   January      24.75  January     16.58
February      17 1/4   February  11 27/32   February   12 15/16  February       64   February     16.11  February    14.99
March         17 3/8   March      12  5/8   March      15 19/32  March      72 5/8   March        15.73
April             19   April     13  9/16   April            17  April      62 1/4   April        20.47
May               21   May       10 21/32   May        18 17/32  May        53 1/4   May          18.31
June              16   June      11 17/32   June        23 1/16  June       54 1/8   June         18.80
July          15 3/4   July      10 11/32   July        25 3/16  July           34   July         21.78
August        16 1/8   August      6  1/8   August       28 3/8  August     36 5/8   August       20.25
September    16 1/16   September  6  5/16   September        26  September  29 1/2   September    11.75
October      11 1/16   October    7  9/16   October    26 19/32  October    32 5/8   Octoper      16.95
November      11 5/8   November  7  13/16   November    30 7/32  November       18   November     16.25
December     9 13/16   December   8  1/16   December     33 3/4  December    17.09   December     15.78




         The closing price on March 6, 2002 was $17.72.

                     MAXIM INTEGRATED PRODUCTS, INC. (MXIM)

         Maxim Integrated Products, Inc. designs, develops, and manufactures linear and mixed-signal integrated circuits that detect, measure, amplify, and convert signals such as temperature, pressure, and sound, into the digital signals necessary for computer processing. Maxim's products include microprocessor and display circuits, data converters, amplifiers, switches, voltage detectors, fiber optic products and wireless products. Maxim's products are used in personal computers and external devices attached to computers, test equipment, hand-held devices, wireless communicators and video displays. Maxim markets and sells its products through its own direct sales force and its own and other unaffiliated distribution channels.


             Closing              Closing              Closing               Closing              Closing            Closing
   1997      Price       1998     Price       1999     Price       2000      Price      2001      Price     2002     Price
----------   -------   --------   -------   --------   --------  --------    -------   -------    -------  -------   -------
January     14  1/16   January    17 5/16   January    25 23/32  January     50  1/8   January      61.06  January     55.49
February    12 13/32   February   20 3/16   February   20 27/32  February   66 13/16   February     46.13  February    45.76
March       12  3/32   March      18 7/32   March       27 1/16  March       71 1/16   March        41.59
April        13 7/32   April      20 3/16   April            28  April      64 13/16   April        50.85
May          13 7/16   May       16 11/16   May        26 23/32  May         63 7/16   May          51.02
June        14  7/32   June      15 27/32   June        33  1/4  June       67 15/16   June         44.21
July         17 9/32   July            16   July        32 1/32  July        66 1/16   July         46.17
August       17 9/32   August      13 3/4   August     33 21/32  August     87 11/16   August       46.21
September   17 55/64   September 13 15/16   September  31 35/64  September   80 7/16   September    34.94
October      16 9/16   October   17 27/32   October    39 15/32  October     66 5/16   October      45.75
November     17 9/32   November    19 5/8   November    40 5/32  November         51   November     34.81
December      17 1/4   December  21 27/32   December    47 3/16  December   47 13/16   December     52.51



         The closing price on March 6, 2002 was $55.97.


                          MICRON TECHNOLOGY, INC. (MU)

         Micron Technology, Inc. designs, develops, manufactures and markets semiconductor memory products. Micron's principal product is the DRAM, a memory component that stores digital information and provides high-speed storage and retrieval of data. Micron also produces flash products that retain memory content when the power is turned off. Flash products are used in networking applications, workstations, servers, personal computers, and handheld electronic devices. Micron markets and sells its products through its own direct sales force, independent sales representatives and distributors.


             Closing              Closing              Closing               Closing              Closing            Closing
   1997      Price       1998     Price       1999     Price       2000      Price      2001      Price     2002     Price
----------   -------   --------   -------   --------   --------  --------    -------   -------    -------  -------   -------
January       17 3/8   January    17 9/32   January          39  January     31 3/32   January      45.77  January     33.75
February      18 7/8   February  16 19/32   February   28 13/16  February         48   February     34.22  February    32.15
March        20 3/16   March     14 17/32   March       24 3/32  March            63   March        41.53
April         17 5/8   April     15 17/32   April        18 5/8  April      69 21/32   April        45.38
May           21 1/8   May       11 25/32   May        18 15/16  May        69 15/16   May          37.50
June              20   June      12 13/32   June         20 1/4  June        88 1/16   June         41.10
July          24 1/4   July      16 21/32   July       30 13/16  July         81 1/2   July            42
August        22 1/4   August      11 3/8   August      37 7/16  August     81 41/64   August       37.61
September   17 11/32   September  15 7/32   September    33 1/4  September        46   September    18.83
October      13 7/16   October         19   October    35 21/32  October      34 3/4   October      22.76
November     12 7/16   November  20 21/32   November   33 17/32  November     31 1/2   November     27.16
December    12 31/32   December   25 9/32   December    39 1/16  December     35 1/2   December     31.00


         The closing price on March 6, 2002 was $37.86.

                    NATIONAL SEMICONDUCTOR CORPORATION (NSM)

         National Semiconductor Corporation develops, manufactures and markets semiconductor products, including microprocessors for personal computers and various types of integrated circuits. Integrated circuits employ analog, mixed signal and digital technologies and are used in personal computers and other data processing products, telecommunications products, networks and industrial applications. National Semiconductor markets and sells its products to original equipment manufacturers through its own direct sales force.


             Closing              Closing              Closing               Closing              Closing            Closing
   1997      Price       1998     Price       1999     Price       2000      Price      2001      Price     2002     Price
----------   -------   --------   -------   --------   --------  --------    -------   -------    -------  -------   -------
January       27 3/4   January     28 1/8   January    12 15/16  January      52 1/2   January      28.70  January     28.21
February      26 1/4   February    23 7/8   February     10 1/2  February     75 1/8   February     20.42  February    25.15
March         27 1/2   March     20 15/16   March        9 5/16  March        60 3/4   March        26.75
April             25   April           22   April        12 1/2  April            60   April        28.80
May           28 1/8   May         16 1/4   May          19 3/8  May          53 3/4   May          26.52
June          30 5/8   June        13 1/8   June        25 5/16  June         56 3/4   June         29.12
July          31 1/2   July       12 5/16   July        24 9/16  July         36 1/8   July         32.05
August        34 1/4   August      9 1/16   August      28 3/16  August       44 1/2   August       33.05
September         41   September  9 11/16   September   30 9/16  September    40 3/4   September       22
October           36   October   12 11/16   October    29 15/16  October          26   October      25.98
November      33 1/8   November    14 3/8   November     42 1/2  November    18 9/16   November     30.13
December    25 15/16   December    13 1/2   December   42 13/16  December     20 1/8   December     30.79

         The closing price on March 6, 2002 was $31.61.


                          NOVELLUS SYSTEMS, INC. (NVLS)

         Novellus Systems, Inc. manufactures, markets and services systems used in the production of computer chips to semiconductor manufacturers. Novellus' products are used to provide productivity and quality control solutions to semiconductor manufacturers. Novellus markets and sells its products domestically through its own direct sales force and internationally through wholly owned subsidiaries.


             Closing              Closing              Closing               Closing              Closing            Closing
   1997      Price       1998     Price       1999     Price       2000      Price      2001      Price     2002     Price
----------   -------   --------   -------   --------   --------  --------    -------   -------    -------  -------   -------

January     13 13/64   January    12 1/64   January      24 3/8  January      49 1/8   January      38.07  January     42.71
February      13 5/8   February  15 63/64   February   19 11/16  February    59 5/16   February     33.03  February    42.59
March         11 1/2   March     14 27/64   March        18 3/8  March        56 1/8   March        28.56
April          9 5/8   April     15 61/64   April        15 3/4  April      66 11/16   April        44.31
May         13 41/64   May       12 39/64   May        16 17/64  May         48 3/16   May          50.97
June        14 27/64   June      11 57/64   June         22 3/4  June        56 9/16   June         56.79
July          17 1/2   July       13 5/64   July       21 29/64  July       53 15/16   July         50.97
August       19 7/64   August       8 7/8   August     17 63/64  August      61 9/16   August       44.31
September         21   September    8 3/4   September  22 31/64  September   46 9/16   September    28.56
October     14 53/64   October   12 15/16   October    25 53/64  October    40 15/16   October      33.03
November    12 35/64   November  16 35/64   November     27 3/8  November   25 15/16   November     38.07
December    10 49/64   December    16 1/2   December   40 27/32  December   35 15/16   December     39.45


         The closing price on March 6, 2002 was $49.95.

                           SANDISK CORPORATION (SNDK)

         SanDisk Corporation designs, manufactures and markets digital imaging and audio storage products used in a wide variety of electronic systems. SanDisk's products are used in digital cameras, portable digital music players, digital video recorders, smart phones, other consumer electronics devices and communication applications. SanDisk markets and sells its products through a direct sales force and through distributors' and manufacturers' representatives.


             Closing              Closing              Closing               Closing              Closing            Closing
   1997      Price       1998     Price       1999     Price       2000      Price      2001      Price     2002     Price
----------   -------   --------   -------   --------   --------  --------    -------   -------    -------  -------   -------
January            6   January         10   January     14 7/16  January    66 15/16   January      31.94  January      15.41
February       6 5/8   February  12 23/32   February         14  February         89   February     21.63  February     14.71
March        4 15/16   March      12 7/16   March        13 1/4  March       122 1/2   March        20.38
April          6 3/8   April      10 7/16   April        10 1/8  April        91 5/8   April        26.86
May           7 3/16   May         8 1/16   May          15 1/2  May          58 1/8   May          23.45
June          7 5/16   June       6 29/32   June         22 1/2  June        61 3/16   June         27.89
July              11   July        5 5/16   July         38 3/8  July         63 3/4   July         23.64
August       13 9/16   August       4 3/8   August      42 3/16  August       83 1/2   August       20.51
September         18   September    3 7/8   September  32 19/32  September    66 3/4   September     9.86
October     11 15/16   October    4 13/16   October     30 5/16  October    53 47/64   October      10.94
November      12 1/4   November   5 15/16   November    33 1/32  November   39 13/16   November     14.19
December     10 5/32   December    7 1/16   December     48 1/8  December     27 3/4   December     14.40


         The closing price on March 6, 2002 was $20.44.


                              TERADYNE, INC. (TER)

         Teradyne, Inc. manufactures product testing equipment and software for the electronics and communications industries. Teradyne's products are used by electronics and communication systems' manufacturers to test semiconductors, circuits, telephone lines and networks, electrical connection systems and software. Teradyne's testing products are designed to allow its customers to measure product performance, improve product quality and shorten time to market. Teradyne also manufactures connectors used in electronic systems. Teradyne markets and sells its products primarily through its own direct sales force.


             Closing              Closing              Closing               Closing              Closing            Closing
   1997      Price       1998     Price       1999     Price       2000      Price      2001      Price     2002     Price
----------   -------   --------   -------   --------   --------  --------    -------   -------    -------  -------   -------
January      15 7/16   January     19 3/4   January      32 1/2  January      64 3/4   January      43.82  January     29.86
February      13 5/8   February  23 19/32   February         24  February         87   February     31.23  February    33.51
March        14 7/16   March      20 1/32   March       27 9/32  March            82   March           33
April         16 3/8   April       18 1/4   April      23 19/32  April           110   April        39.50
May           20 1/2   May         15 3/8   May        26 13/32  May              86   May          39.85
June          19 3/4   June        13 3/8   June         35 7/8  June         73 1/2   June            35
July         23 5/16   July      11 15/32   July         37 1/8  July             63   July         33.98
August      27 27/32   August     8 11/16   August      34 1/32  August     64 53/64   August       32.78
September   26 29/32   September    9 1/8   September    35 1/4  September        35   September    19.50
October     18 23/32   October     16 1/4   October      38 1/2  October      31 1/4   October      23.05
November    16 13/32   November   16 1/32   November    43 9/16  November    30 1/16   November     27.86
December          16   December   21 3/16   December         66  December     37 1/4   December     30.14


         The closing price on March 6, 2002 was $38.84.

                          TEXAS INSTRUMENTS, INC. (TXN)

         Texas Instruments, Inc. designs and supplies digital signal processors and analog integrated circuits, which aim to convert electronics from analog to digital. Texas Instruments' semiconductor products are used in digital cell phones, computers, servers, communications equipment, digital cameras, digital audio players and automobiles. Texas Instruments also sells electronic controls and connectors, sensors, radio frequency identification systems and educational and graphing calculators. Texas Instruments markets and sells its products through its own direct sales force and third-party distributors.


             Closing              Closing              Closing               Closing              Closing            Closing
   1997      Price       1998     Price       1999     Price       2000      Price      2001      Price     2002     Price
----------   -------   --------   -------   --------   --------  --------    -------   -------    -------  -------   -------
January      9 51/64   January   13 21/32   January    24 23/32  January      53 7/8   January      43.80  January     31.21
February     9 41/64   February    14 1/2   February   22 19/64  February    83 1/16   February     29.55  February    29.35
March        9 23/64   March     13 17/32   March      44 13/16  March            80   March        30.98
April        11 5/32   April      16 1/32   April      25 17/32  April       81 7/16   April        38.70
May          11 7/32   May       12 55/64   May        27 11/32  May          72 1/4   May          34.12
June        10 33/64   June      14 37/64   June             36  June       68 11/16   June         31.90
July          14 3/8   July      14 27/32   July             36  July         59 3/8   July         34.50
August      14 13/64   August    11 27/32   August      41 1/32  August     66 27/32   August       33.10
September     16 3/4   September   13 3/4   September    41 1/8  September    47 3/8   September    24.98
October     13 11/32   October   15 63/64   October       4 7/8  October     49 1/16   October      27.99
November    12 13/32   November   19 3/32   November    48 1/32  November    37 5/16   November     32.05
December      11 1/4   December  21 13/32   December    48 5/16  December     47 3/8   December     28.00



         The closing price on March 6, 2002 was $34.20.

                    VITESSE SEMICONDUCTOR CORPORATION (VTSS)

         Vitesse Semiconductor Corporation designs, manufactures and markets high-performance integrated chips used by systems manufacturers in the communications and automatic test equipment market. These integrated circuits are designed to handle the increased speed and capacity requirements of local and long distance communications providers and Internet service providers. Vitesse markets and sells its products primarily through its own direct sales force and distributors.


             Closing              Closing              Closing               Closing              Closing            Closing
   1997      Price       1998     Price       1999     Price       2000      Price      2001      Price     2002     Price
----------   -------   --------   -------   --------   --------  --------    -------   -------    -------  -------   -------
January       9 9/64   January   10 55/64   January    25 27/32  January       43 1/2  January      71.06  January     12.65
February     6 63/64   February  12 45/64   February   22 31/32  February   103 13/16  February     39.44  February     7.02
March        6 29/32   March     11 51/64   March       25 5/16  March         96 1/4  March        23.81
April          7 7/8   April     14 27/64   April       23 5/32  April        68 1/16  April        33.90
May          8 31/32   May       12 13/16   May        27 15/32  May           50 5/8  May          24.71
June         8 11/64   June       15 7/16   June       33 23/32  June         73 9/16  June         21.04
July         12 3/32   July       16 7/16   July       31 15/16  July          59 5/8  July         19.79
August      11 25/32   August     13 9/16   August           34  August      88 13/16  August       14.60
September   12 25/64   September 11 13/16   September  42 11/16  September   88 15/16  September     7.75
October     10 27/32   October     16 1/8   October      45 7/8  October     69 15/16  October       9.44
November     11 3/16   November  17 13/16   November    45 1/16  November      43 1/8  November     12.19
December      9 7/16   December  22 13/16   December    52 7/16  December     55 5/16  December     12.43


         The closing price on March 6, 2002 was $9.50.

                               XILINX, INC. (XLNX)

         Xilinx, Inc. designs, develops and markets integrated circuits, software design tools, predefined system functions and field engineering support. Xilinx forms strategic alliances with chip manufacturers, allowing Xilinx to focus on research and development, marketing and technical support. Xilinx markets and sells its products through independent sales representative firms, franchised domestic distributors and foreign distributors.


             Closing              Closing              Closing             Closing              Closing            Closing
   1997      Price       1998     Price       1999     Price       2000    Price      2001      Price     2002     Price
----------   -------   --------   -------   --------   --------  --------  -------   -------    -------  -------   -------
January        11 3/8  January     9 31/64  January      20 3/4  January     45 3/4  January        54   January   43.35
February      11 9/32  February   10 31/32  February    17 7/16  February    79 3/4  February    38.88   February  35.92
March         12 3/16  March       9 23/64  March       20 9/32  March     82 13/16  March       35.13
April          12 1/4  April       11 7/16  April      22 13/16  April       73 1/4  April       47.47
May          13 13/32  May         9 33/64  May         22 7/32  May         76 1/8  May         41.25
June         12 17/64  June          8 1/2  June         28 5/8  June       82 9/16  June        41.24
July         11 27/32  July          9 3/8  July        31 3/16  July       75 1/16  July           40
August         11 7/8  August        7 5/8  August     34 31/32  August      88 7/8  August      39.04
September    12 21/32  September     8 3/4  September  32 49/64  September   85 5/8  September   23.53
October       8 17/32  October    11 11/64  October     39 5/16  October    72 7/16  October     30.42
November      8 41/64  November   12 11/16  November     44 3/4  November        39  November    36.11
December      8 49/64  December    16 9/32  December   45 15/32  December    46 1/8  December    39.05


         The closing price on March 6, 2002 was $43.51.

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